                      LOAN AND WARRANT PURCHASE AGREEMENT

                THIS LOAN AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of this 2nd day of March, 1993, by and between PNC CAPITAL CORP, a Delaware corporation ("Lender"), and BEST PROGRAMS, INC., a Virginia corporation ("Borrower").

                                    RECITALS

                A. Borrower desires (i) to borrow certain funds from Lender pursuant to a non-revolving subordinated promissory note of Borrower in the maximum principal amount of Five Million Dollars ($5,000,000), in the form attached hereto as Exhibit A-1 (the "Note"), which note shall be secured by a pledge of all of Borrower's tangible and intangible personal property and by the guaranties of the Guarantors (as defined in Article IX), and (ii) in connection therewith, to sell to Lender a warrant for the purchase of certain shares of Borrower's Common Stock (the number of such shares being determined as provided therein and being subject to adjustment as provided by the terms of the warrant), in the form attached hereto as Exhibit B (the "Warrant").

                B. The borrowing to be made hereunder is to be used by Borrower for the purposes of financing the Borrower's working capital needs and enabling the acquisition by Borrower of other businesses engaged in the development, production and marketing of computer software programs and related products and of information services.

        C. Subject to the terms and conditions set forth in this Agreement and each of the other documents executed in connection with this Agreement or otherwise related to this Agreement, Lender desires to make available to Borrower the subject funds pursuant to the Note, and to accept the Warrant from Borrower in connection with such financing.

        D. Certain capitalized terms not otherwise defined in this Agreement shall have the respective meanings set forth in Article IX.

                                   AGREEMENTS

        In consideration of the foregoing and the terms and conditions contained in this Agreement, Lender and Borrower, intending to be legally bound, hereby agree as follows:

        ARTICLE I.  LOANS AND TERMS GOVERNING WARRANT

        Section 1.1.  Loans and Terms Governing Warrant.

        (a) Subject to the terms and conditions of this Agreement, and upon the mutual representations, warranties, covenants and agreements of Lender and Borrower contained herein, Lender agrees to make available to Borrower a non-revolving credit facility pursuant to which Borrower will be entitled to obtain loans from Lender as follows: (a) at the Closing Date, Lender will loan to Borrower the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) and (b) on or before the earlier to occur of a Qualifying Public Offering or the second anniversary of the Closing Date, Lender

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will loan to Borrower at Borrower's request an additional One Million Five
Hundred Thousand Dollars ($1,500,000) (but not less than One Million Five Hundred Thousand Dollars ($1,500,000)) (the "Supplemental Loan"). All loans by Lender to Borrower hereunder (the "Loans") shall constitute one loan secured by Liens as evidenced by the Security Agreements. Borrower's obligations to repay the Loans shall be evidenced by the Note. In the event Borrower elects to proceed with the Supplemental Loan pursuant to Section 1.1(a), Borrower shall notify Lender pursuant to the Notice of Request for Supplemental Loan attached hereto as Exhibit A-2 on or before the second anniversary of the Closing Date. Lender shall provide the Supplemental Loan to Borrower by wire or other transfer of immediately available funds within five (5) business days of Borrower's compliance with the conditions to the Supplemental Loan as set forth in Article IV hereof.

        (b) In order to induce Lender to make the Loans and to enter into this Agreement, Borrower agrees to issue the Warrant to Lender on the Closing Date, in the form of Exhibit B hereto, representing Lender's right (i) to purchase Thirty-One Thousand Five Hundred (31,500) shares of Borrower's Common Stock (the number of such shares being subject to adjustment as provided by the terms of such Warrant); (ii) in the event the Supplemental Loan is made by Lender, to purchase an additional Thirteen Thousand Five Hundred (13,500) shares of Borrower's Common Stock (the number of such shares being subject to adjustment as provided by the terms of such Warrant); and (iii)

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in the event (w) the Note is not repaid in full on or before the second anniversary of the Closing Date, or (x) Borrower does not complete a Qualifying Public Offering of its Common Stock on or before the second anniversary of the Closing Date, to purchase (y) an additional Ten Thousand Five Hundred (10,500) shares of Borrower's Common Stock, in the event Borrower has borrowed Three Million Five Hundred Thousand Dollars ($3,500,000) under the Note and (z) an additional Fifteen Thousand (15,000) shares of Borrower's Common Stock, in the event Borrower has borrowed Five Million Dollars ($5,000,000) under the Note, in each case the number of such shares being subject to adjustment as provided by the terms of such Warrant.

        (d) The Loans made pursuant to the Note shall be used by Borrower to finance the Borrower's working capital needs and to enable the acquisition of other businesses, subject to Borrower's continuing compliance with Section
6.5 hereof.

        Section 1.2. Principal Payments on the Note. The Note shall provide for the payment of three consecutive annual installments of principal equal to one-third of the total principal amount advanced by Lender under the Note, each due and payable on the anniversary of the Closing Date in the years 1997 and 1998, with a final principal installment due and payable on the anniversary of the Closing Date in the year 1999.

        Section 1.3 Interest Rate on the Note. (a) The Note shall bear interest computed on the unpaid principal amount thereof outstanding from time to time at a rate of 12.5 percent (12.5%) per annum.

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        (b)     Interest shall be computed on the basis of a 365/366-day year and paid for the actual number of days elapsed. All accrued interest shall be due and payable quarterly in arrears on the last day of March, June, September and December of each year, commencing March 31, 1993, and on the date of the final principal payment due under the Note.

        (c) Any principal amount or accrued interest due under the Note not paid on or before the 15th day after it is due shall bear interest, payable on demand, from the due date for such amount until such amount is paid in full, at a rate of seventeen percent (17%) per annum until paid.

        Section 1.4. Voluntary and Mandatory Prepayments of the Note. (a) Borrower may, at its option, prepay the outstanding principal amount of the Note, in whole or in integral multiples of Two Hundred Fifty Thousand Dollars ($250,000), on any Business Day without premium or penalty.

        (b) Except with respect to a merger of Borrower with a Subsidiary or a merger where Borrower is the surviving corporation (in each case where the Persons who are stockholders of Borrower immediately prior to any such merger continue to own at least eighty percent (80%) of the outstanding equity securities of the surviving corporation immediately after such merger), upon the occurrence of (i) any merger or consolidation of Borrower with any Person;
(ii) the sale of all or any substantial portion of the assets of Borrower to any Person; (iii) the voluntary liquidation, dissolution or winding up of Borrower's business, Borrower shall immediately repay the

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outstanding principal balance of the Note, together with all accrued and unpaid interest thereon, without premium or penalty.

        (c) Subject to the terms of this Section 1.4(c), upon the closing of a Public Offering which yields aggregate net proceeds to Borrower in excess of Ten Million Dollars ($10,000,000) and, in the case of Common Stock, at an offering price equal to or exceeding $50.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) (a "Qualifying Public Offering"), Borrower shall repay the entire outstanding principal amount of the Note, together with all accrued and unpaid interest thereon (collectively, the "Outstanding Balance"), without premium or penalty, within one (1) year of the closing date of any such Qualifying Public Offering (unless the Note shall earlier be repaid under the amortization schedule as set forth in the Note). As used in this Section 1.4(c), the term "Public Offering" means a public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of any class of the Capital Stock of Borrower.

        Section 1.5. Payments. All payments made by Borrower under this Agreement or the Other Documents, including, without limitation, any payment pursuant to the Note, shall be payable to Lender by wire transfer to an account designated by Lender or in immediately available funds at Lender's address set forth in Section 10.9 of this Agreement, or at such other place or places as Lender may designate from time to time in writing to Borrower.

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
             ARTICLE II. REPRESENTATIONS AND WARRANTIES OF BORROWER

        Borrower hereby represents and warrants to Lender that:

        Section 2.1. Organization. Each of Borrower and the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, has the corporate power and authority to own its properties and to carry on its business as now being conducted, and is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole.

        Section 2.2. Authority. Borrower has the right, power and authority and is duly authorized and empowered to make the borrowing and sale contemplated hereby and to enter into, execute, deliver and perform this Agreement and each of the Other Documents to which it is a party, and the officers of Borrower executing and delivering this Agreement and such Other Documents are duly authorized and empowered to do so. Each Guarantor has the right, power and authority and is duly authorized and empowered to enter into, execute, deliver and perform the Acknowledgment and each of the Other Documents to which it is a party, and the officers of each Guarantor executing and delivering the Acknowledgment and such Other Documents are duly authorized and empowered to do so.

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
        Section 2.3. No Violation. Except as set forth on Schedule 2.3 attached hereto, the execution, delivery and performance by Borrower of this Agreement, by each Guarantor of the Acknowledgment and by each of Borrower and the Guarantors of the Other Documents to which it is a party will not violate any provision of law, any order, rule or regulation of any Governmental Authority, the Articles of Incorporation or By-laws of Borrower or the Guarantors or any agreement, instrument or document to which Borrower or either Guarantor is a party or by which Borrower or either Guarantor is bound, or be in conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any such agreement, instrument or document, or result in the creation or imposition of any Lien of any nature upon any of the assets or properties of Borrower or the Guarantors (other than as contemplated by this Agreement).

        Section 2.4.    Binding Agreements.  Each of the Agreement and the
Other Documents to which Borrower or either Guarantor is a party has been duly authorized by all requisite corporate action of Borrower and the Guarantors, and has been executed and delivered and constitutes the legal, valid and binding obligation of Borrower and the Guarantors, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by principles of equity.

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
        Section 2.5. Consents. Except as set forth on Schedule 2.5 attached hereto, no consent or approval of any Person, including, without limitation, the stockholders of Borrower or any Governmental Authority, is required in connection with the execution, delivery or performance of this Agreement or the Other Documents.

        Section 2.6. Capitalization. (a) Borrower's authorized capital stock consists of (i) 1,000,000 shares of Common Stock, no par value ("Common Stock"), of which 431,728 shares are issued and outstanding; and (ii) 100,000 shares of Class A Preferred Stock, each with a par value of One Cent ($0.01) ("Preferred Stock"), of which 41,667 shares are issued and outstanding. The Persons set forth on Schedule 2.6(a) attached hereto own beneficially and of record the number of issued and outstanding shares of the capital stock of Borrower set forth opposite their respective names and collectively constitute all the holders of record of such shares. None of such issued and outstanding shares of capital stock of Borrower are owned or held by or for the account of Borrower.

        (b) Except as set forth on Schedule 2.6(b) attached hereto, Borrower does not have outstanding any stock or securities convertible into or exchangeable for its capital stock or rights to subscribe for or to purchase, or any option for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any kind or character relating to, its capital stock or any stock or securities convertible into or

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
exchangeable for its capital stock. Except with respect to the Warrant, the Preferred Stock and the warrants issued pursuant to the Warrant Purchase Agreement dated as of December 23, 1992 by and among the Company and the individuals and entities listed on Exhibit A thereto, Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. Borrower is not required to file, and has not filed, a registration statement relating to any class of debt or equity securities of Borrower. Schedule 2.6(b) sets forth a true, correct and complete list of all warrants, preferred stock agreements, stockholders' agreements, co-sale agreements, and registration rights agreements to which Borrower or (to the best of Borrower's knowledge after inquiry of Edison Venture Fund, L.P. and James F. Petersen) its stockholders are a party or by which Borrower or (to the best of Borrower's knowledge after such inquiry) its stockholders are bound.

        (c) Schedule 2.6(c) attached hereto sets forth a true, correct and complete list of all Senior Indebtedness of Borrower.

        Section 2.7. Investment Company Act. Borrower is not an "investment company," or, to the best of Borrower's knowledge, a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

        Section 2.8. Subsidiaries. Schedule 2.8 attached hereto sets forth a true, correct and complete list of the

Subsidiaries of Borrower. Except as set forth on Schedule 2.8, Borrower does not own, legally or beneficially, any debt or equity security of any other Person, except for securities constituting not more than 5% of the outstanding debt or equity securities of a Person whose securities are traded on a nationally recognized stock exchange or in the over-the-counter market.

        Section 2.9. Licenses and Permits. Each of Borrower and its Subsidiaries has obtained, and is current and in good standing with respect to, all governmental approvals, permits, certificates, inspections, consents and franchises necessary to continue to conduct its business as presently conducted and to own or lease and operate the properties now owned or leased by it, except for the failure to obtain or maintain any approvals, permits, certificates, inspections, consents and franchises which, individually or in the aggregate, will not have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole.

        Section 2.10. Litigation. Except as set forth on Schedule 2.10, there are no judgments, claims, actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower, its Subsidiaries or their properties, at law or in equity or before or by any Governmental Authority, which could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole, and Borrower and/or its Subsidiaries are not, to the knowledge of Borrower, in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority, which could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole.

        Section 2.11. Payment of Taxes. Except as otherwise disclosed in the Financial Statements, and except for taxes being contested in good faith by appropriate action and for which adequate reserves have been established, Borrower has filed all federal, state and local tax returns with respect to Borrower that are required to be filed, and Borrower has paid or caused to be paid to the respective taxing authorities all taxes as shown on such returns or on any assessments received by Borrower to the extent that such taxes have become due. Except as set forth on Schedule 2.11 hereto, Borrower does not know of any proposed tax assessment against Borrower, and Borrower is not obligated by any other agreement, tax treaty, instrument or otherwise to contribute to the payment of taxes owed by any other Person.

        Section 2.12. Title to Assets. Borrower has good title to and ownership of all of its properties and assets it purports to own, free and clear of all Liens except those listed on Schedule 2.12 attached hereto and those in favor of Lender. There are no judgment or federal, state or local tax liens of record against Borrower or its Subsidiaries.

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
        Section 2.13. Financial Statements. The Financial Statements and the Interim Financial Statements presented to Lender by Borrower have each been prepared in accordance with GAAP and fairly present in all material respects the assets, liabilities and financial results of operations of Borrower at and as of the dates thereof. Except as set forth on Schedule 2.13 hereto, there has been no material adverse change in the assets, properties, liabilities, operations, condition (financial or otherwise), business or executive management of Borrower since March 31, 1992.

        Section 2.14. Solvency. As of the date of this Agreement, and after giving effect to the transactions contemplated by this Agreement, in the good faith opinion of the management of Borrower, the present fair market value of Borrower's assets is greater than the amount required to pay Borrower's total liabilities and Borrower is able to pay its debts as they mature.

        Section 2.15. Compliance with Laws. Each of Borrower and its Subsidiaries has duly complied in all material respects with, and its assets, properties, operations and business are in compliance in all material respects with, the provisions of all federal, state and local laws, rules, regulations and other requirements applicable to Borrower or such Subsidiary, its assets, properties and operations, or the conduct of its business, including, without limitation, all Environmental Laws and laws, rules, regulations and other requirements relating to occupational safety and health, labor relations, wage and hour obligations, equal employment practices and ERISA, and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such laws, rules, regulations or other requirements.

        Section 2.16. Agreements. Borrower is not in default with respect to any contract or agreement to which Borrower is a party or by which Borrower is bound which could have a material adverse effect on the assets and properties, operations or condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole. Borrower is not in default with respect to any indenture, loan agreement, mortgage, lease, deed or other similar agreement relating to the borrowing of monies to which Borrower is a party or by which Borrower is bound which could have a material adverse effect on the assets and properties, operations or condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole.

        Section 2.17. The Warrant. Based upon the representations and warranties of Lender to Borrower contained in Article III of this Agreement, the issuance of the Warrant will not violate the registration requirements of the Securities Act, any applicable rule, regulation or requirement under the Securities Act, any applicable law, rule, regulation or other requirement of any state or other jurisdiction or the preemptive rights of any Person. The shares of Common Stock issuable upon exercise of the Warrant, in whole or in part, have been duly authorized and reserved for issuance, and, when issued and paid for in accordance with the terms of the Warrant, shall

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be validly issued, fully paid and non-assessable, free of any Lien or other adverse claim.

        Section 2.18. Employee Benefit Plans; ERISA. (a) Except for the employee plans disclosed on Schedule 2.18 (the "Employee Plans"), neither Borrower nor any Subsidiary maintains, contributes to or has an obligation to contribute to any employee benefit plans (as defined in Section 3(3) of ERISA), or any other severance, bonus, stock option, stock appreciation, stock purchase, retirement, insurance, health, welfare, vacation, pension, profit-sharing or deferred compensation plans, agreements or arrangements providing benefits for employees or former employees of Borrower or any Subsidiary, nor has Borrower or any Subsidiary or any officer or director of Borrower or any Subsidiary taken any action directly or indirectly to obligate Borrower or any Subsidiary to institute any such employee benefit plans.

        (b) Neither Borrower nor any Subsidiary has any liability with respect to any plans, arrangements or practices of the type described in Section 2.18(a) previously maintained or contributed to by Borrower or any Subsidiary, or to which Borrower or any Subsidiary previously had an obligation to contribute, which could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole. Borrower previously has delivered to Lender or its counsel true, complete and correct copies of each of the Employee Plans, including all amendments thereto, and any other documents, forms or other instruments relating thereto reasonably requested by Lender or its counsel. All Employee Plans have been maintained in full compliance with all laws, regulations and orders of all Governmental Authorities, including, without limitation, ERISA, and such Employee Plans have been administered in accordance with the terms of the applicable plan documents, except where such failure to comply could not have a material adverse effect on the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole.

     (c) Neither Borrower nor any Subsidiary has made any promises or commitments to provide, and is under no obligation or liability to provide, (i) medical benefits (including through insurance) to retirees of Borrower or any Subsidiary or their dependents or (ii) life insurance or other death benefits (including through insurance) to retirees of Borrower or any Subsidiary or their dependents.

     (d) No Employee Plan is funded through a "welfare benefit fund" as defined in Section 419(e) of the Internal Revenue Code of 1986, as amended (the "Code"). Except for the Subsidiaries, no other trade or business is or, at any time within the past six years, has been, treated, together with Borrower, as a single employer under Section 414 of the Code or Section 4001 of ERISA.

     (e) Each Employee Plan intended to be qualified under Section 401(a) of the Code is so qualified and has heretofore been determined by the Internal Revenue Service ("IRS") to be so qualified, and each trust created thereunder has heretofore been determined by the IRS to be exempt from tax under the provisions of Section 501(a) of the Code.

        (f) With respect to any insurance policy that has, or does, provide funding for benefits under any Employee Plan, (i) there is no liability of the Borrower or any Subsidiary, in the nature of a retroactive or retrospective rate adjustment, loss sharing arrangement, or other actual or contingent liability, nor would there be any such liability if such insurance policy was terminated on the date hereof, and (ii) no insurance company issuing any such policy is in receivership, conservatorship, liquidation or similar proceeding and, to the knowledge of Borrower, no such proceedings with respect to any insurer are imminent.

        (g) The execution and performance of this Agreement will not (i) constitute a stated triggering event under any Employee Plan that will result in any payment (whether of severance pay or otherwise) becoming due from Borrower or any Subsidiary to any present or former officer, employee, director, shareholder or consultant, or former employee (or dependents of any thereof), or (ii) accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, director, shareholder or consultant of Borrower or any Subsidiary.

        (h) All contributions, transfers, and payments by Borrower or any Subsidiary in respect of any Employee Plan have been or are fully deductible under the Code.

        (i) No Employee Plan provides benefits to any individual who is not a current or former employee of Borrower or a Subsidiary, or the dependents or other beneficiaries of any such current or former employee.

        Section 2.19. Disclosure. Neither this Agreement nor any of the Other Documents nor any of the other documents, certificates or written statements furnished to Lender by or on behalf of Borrower, taken as a whole and as of their respective dates, contains any untrue statement of a material fact or omits to state any material fact or any fact necessary in order to make the statements contained herein or therein not misleading, and there is no fact known to Borrower which materially and adversely affects, or which Borrower reasonably believes may in the future so affect, Borrower's assets, properties, operations, condition (financial or otherwise) or business.

            ARTICLE III.    REPRESENTATIONS AND WARRANTIES OF LENDER

        Lender hereby represents and warrants to Borrower that:

        Section 3.1. Organization. Lender is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its properties and to carry on its business as now conducted and to carry out the transactions contemplated by this Agreement.

        Section 3.2. Investment Intent. The Warrant is being purchased for Lender's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the registration requirements of the Securities Act or any applicable state securities laws. Lender understands that the Warrant has not been registered under the Securities Act or any state securities law by reason of its contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and any such law. Lender further represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant under the Securities Act or any applicable state securities laws and agrees not to distribute or resell the Warrant (i) unless either (A) they first shall have been registered under the Securities Act or (B) Borrower first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to Borrower, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act, and (ii) for so long as Borrower's Common Stock is not registered under Section 5 the Act and unless otherwise agreed by Borrower, to any transferee which is a potential or actual customer, supplier or competitor of Borrower.

        Section 3.3. Authority. Lender has the right, power and authority and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the Other Documents to which it is a party, and the officers of Lender executing and delivering this Agreement and such Other Documents are fully authorized and empowered to do so.

        Section 3.4. Binding Agreements. Each of the Agreement and the Other Documents to which Lender is a party has been duly authorized by all necessary corporate action of Lender, and has been executed and delivered and constitutes the valid and binding obligation of Lender, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by applicable equitable principles.

        Section 3.5. No Violation. The execution, delivery and performance by Lender of this Agreement and the Other Documents to which it is a party will not violate any provision of law, any order, rule or regulation of any Governmental Authority, or the Certificate of Incorporation or By-laws of Lender.

                       ARTICLE IV.  CONDITIONS PRECEDENT

        The obligation of Lender to be bound by this Agreement and to make the Loans contemplated by the Note and to purchase and acquire the Warrant is subject to the execution and delivery of this Agreement by Borrower and the Acknowledgment by the Guarantors and the satisfaction of the following conditions precedent:

        Section 4.1. Representations and Warranties. On the Closing Date and on the date of the Supplemental Loan, the representations and warranties of Borrower contained in this

Agreement, the Other Documents and all other documents to be delivered to Lender pursuant hereto or thereto shall be true and correct in all material respects.

     Section 4.2. Covenants. All covenants and agreements on the part of Borrower to be performed hereunder on or prior to the Closing Date (or the date of any Supplemental Loan) shall have been performed.

     Section 4.3. No Material Adverse Change. There shall have been no material adverse change in Borrower's assets, properties, liabilities, operations, condition (financial or otherwise), business or executive management prior to the Closing Date (or the date of any Supplemental Loan).

     Section 4.4. No Event of Default. On the Closing Date (and on the date of any Supplemental Loan), no Event of Default, or event which, with notice or lapse of time or both, would constitute such an Event of Default, shall have occurred and be continuing.

     Section 4.5. Insurance. Insurance complying with Section 5.7 of this Agreement shall be in full force and effect and, on or before the Closing Date, Borrower shall have delivered to Lender one or more certificates of insurance, setting forth the insurance obtained in accordance with such Section and stating that such insurance is in full force and effect and that all premiums then due thereon have been paid.

     Section 4.6. Fees and Expenses. Borrower shall have paid in full to Lender, in immediately available funds, the Financing Fee and the Closing Expenses on the Closing Date.

        Section 4.7. Closing Date Documentation. Lender shall have received, on or prior to the Closing Date, the following documents:

        (a)  the Note, duly executed and delivered;

        (b)  the Warrant, duly executed and delivered;

        (c)  the Registration Rights Agreement, duly executed and delivered;

        (d)  the Stock Transfer Agreement, duly executed and delivered;

        (e) the Security Agreements and the Guaranties, duly executed and delivered, together with acknowledgement copies of the filed UCC-1 Financing Statements accompanying each Security Agreement;

        (f) certified copy of the approval of the preferred stockholders of Borrower to the transactions contemplated by this Agreement and the Other Documents;

        (g) certified copies of the Articles of Incorporation, By-laws and evidence of good standing of Borrower and each of the Guarantors in the Commonwealth of Virginia and in each jurisdiction in which the failure to so qualify could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole;

        (h) certified copies of the resolutions of (i) the Board of Directors of Borrower authorizing the execution and delivery of the Agreement, the Note and the Other Documents by Borrower and the performance by Borrower of all of the terms thereof and (ii) the Board of Directors of each Guarantor authorizing the execution and delivery of the Acknowledgment and of the Guaranty and Security Agreement to which it is a party;

        (i) a certificate of the Secretary of Borrower and of each Guarantor, dated the Closing Date, certifying to Lender the names of Borrower's and each Guarantor's officers, the offices that each holds and the authenticity of their signatures;

        (j) a certificate of the Borrower, dated the Closing Date, certifying to Lender that the conditions specified in Sections 4.1, 4.2 and 4.4 of this Agreement have been fulfilled;

        (k) the opinion of counsel for Borrower, dated the Closing Date, in the form attached hereto as Exhibit C;

        (l) SBA Forms 480 (Size Status Declaration) and 652-D (Declaration of Non-Discrimination), properly completed and executed by the Borrower; and

        (m) such other items, instruments, documents and certificates as to the transactions contemplated by this Agreement and the Other Documents as Lender may reasonably request.

        Section 4.8. Supplemental Loan Documentation. Lender shall have received, on or prior to the date of any Supplemental Loan, the following documents:

        (a) a certificate of the Secretary of Borrower, dated the date of the Supplemental Loan, certifying the names of Borrower's officers, the offices that each holds and the authenticity of their signatures;

        (b) a certificate of Borrower, dated the date of the Supplemental Loan, confirming that the conditions specified in Sections 4.1, 4.2 and 4.4 of this Agreement have been fulfilled; and

        (c) such other items, instruments, documents and certificates as to the transactions contemplated by this Agreement and the Other Documents as Lender may reasonably request.

        The obligation of Borrower to be bound by this Agreement and to issue the Warrant is subject to the execution and delivery of this Agreement by Lender and the satisfaction of the following conditions precedent:

        Section 4.9 Representations and Warranties. On the Closing Date, the representations and warranties of Lender contained in this Agreement, the Other Documents and all other documents to be delivered to Borrower pursuant hereto or thereto shall be true and correct in all material respects.

        Section 4.10 Closing Date Documentation. Borrower shall have received, on or prior to the Closing Date, the following documents:

        (a) a certificate of the Secretary of Lender, dated the Closing Date, certifying to Borrower the names of Lender's officers, the offices that each holds and the authenticity of their signatures;

        (b) a certificate of the Lender, dated the Closing Date, certifying to Borrower that the conditions specified in Section 4.9 of this Agreement have been fulfilled; and

     (c) the opinion of Lender's legal department, dated the Closing Date, in the form attached hereto as Exhibit D.

                       ARTICLE V.  AFFIRMATIVE COVENANTS

     From the date of this Agreement until (i) all amounts due and payable under the Note have been paid and (ii) Lender is no longer a holder of the Warrant or any shares of Common Stock issued pursuant thereto, Borrower covenants and agrees that it and its Subsidiaries shall:

     Section 5.1.  Financial Reporting Requirements.

Furnish to Lender:

     (a) As soon as available, but in no event more than thirty (30) days after the end of each monthly accounting period of Borrower: (i) a consolidating and consolidated statement of income and an accompanying balance sheet and cash flow statement of Borrower and its Subsidiaries for such period and for the period from the beginning of the current year of Borrower to the end of such period, setting forth in each case comparative form figures for (A) the corresponding periods in the preceding fiscal year of Borrower and (B) the corresponding periods in the budget of Borrower, all in form and format customarily provided to the Board of Directors of Borrower, which fairly presents the financial condition of the Borrower, certified on behalf of Borrower by the principal financial officer of Borrower and stating whether any action, event or condition of any nature has occurred which constitutes an Event of Default or which could constitute an Event of Default with the giving of notice, the lapse of time or both and, if so, stating the facts with respect thereto (the "Interim Financial Statements");

        (b) As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, (i) audited consolidated statements of income and retained earnings, stockholders equity and cash flows of Borrower and its Subsidiaries for such year, and (ii) an audited consolidated balance sheet of Borrower and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures for the preceding fiscal year of Borrower, prepared in accordance with GAAP by independent certified public accountants whose selection has been ratified by the Board of Directors of Borrower and accompanied by a certificate of the principal financial officer of Borrower stating whether any action, event or condition of any nature has occurred which constitutes an Event of Default or which could constitute an Event of Default with the giving of notice, the lapse of time or both and, if so, stating the facts with respect thereto ("Financial Statements"); and

        (c) Such other information, reports or statements concerning the operations, business affairs and/or financial condition of Borrower and its Subsidiaries as Lender may reasonably request from time to time.

        Section 5.2. Tax Returns and Payment of Taxes. File all lawful foreign, federal, state and local tax returns and other reports which it is required by law to file, maintain adequate reserves for the payment of all taxes imposed upon it, its income, or its profits, or upon any assets or properties belonging to it and pay and discharge all such taxes prior to the date on which penalties attached thereto, except where such taxes are being contested in good faith by appropriate proceedings and adequate book reserves have been established with respect to each such claim being contested.

                Section 5.3. Compliance With Laws. Comply with all laws, rules, regulations and other requirements of any Governmental Authorities to which it or any of its assets or properties is subject and obtain and maintain all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its assets and properties, or to the conduct of its business.

                Section 5.4. Books and Records. Keep and maintain proper and current books and records which fairly present in all material respects the financial condition of the Borrower and, upon reasonable notice, permit Lender and its representatives to visit its properties, examine and copy (at Borrower's expense) its books and records and to conduct an annual audit of its books and records.

                Section 5.5. Maintenance of Properties. Maintain all properties and improvements necessary to the conduct of Borrower's or its Subsidiaries' business in good working order and condition, ordinary wear and tear excepted, and cause replacements and repairs to be made when necessary for the proper conduct of its business.

     Section 5.6. Patents, Franchises. Maintain, preserve and protect all licenses, patents, franchises, trademarks and trade names of Borrower and its Subsidiaries, or licenses by Borrower or any Subsidiary, which are necessary to the conduct of the business of Borrower or its Subsidiaries as now conducted, free of any conflict with the rights of any other Person, except where the failure to do so could have no material adverse effect upon the assets, properties, operation, condition (financial or otherwise) or business of Borrower and any of its Subsidiaries, taken as a whole.

     Section 5.7. Insurance. Maintain insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are customary for corporations of established reputation engaged in the same or similar lines of business as Borrower and owning and operating properties similar to those owned and operated by Borrower.

        From the date of this Agreement until the closing of a Qualifying Public Offering, Borrower covenants and agrees that it and its Subsidiaries shall:

        Section 5.11. Business and Existence. Preserve and maintain its legal existence and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states or other jurisdictions in which the failure to so maintain qualification and good standing could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole.

        Section 5.12.  Annual Budget and Business Plan.

        (a) Establish an annual budget within thirty (30) days after the commencement of each fiscal year of Borrower for the operation of Borrower and its Subsidiaries, which annual budget shall include calculations for each month of Borrower's fiscal year and a capital expenditure budget and shall be approved by a majority of the members of the Board of Directors of Borrower, and provide Lender with a copy of each such annual budget promptly upon, but in no event later than ten
(10) Business Days after, its approval by the Board of Directors of Borrower.

        (b) Prepare and deliver to Lender an annual business plan at the commencement of each fiscal year of Borrower, which plan shall be delivered to Lender with the budget referred to in the preceding subsection (a). The business plan shall reflect: (i) sales, net income and capital expenditures forecasts; (ii) Borrower's expansion, growth and acquisition strategy for the relevant fiscal year; (iii) payroll and total expense budgets for each of the Borrower's departments; and (iv) Borrower's projected capital needs for the coming fiscal year.

        Section 6.3. Dividends. From the date of this Agreement until the closing date of a Qualifying Public Offering, Borrower shall not declare or pay dividends upon any of Borrower's capital stock or make any distributions in respect of Borrower's capital stock of Borrower's assets or properties to any Person except for stock dividends or splits in contemplation of a Qualifying Public Offering.

        Section 6.5. Change of Business. From the date of this Agreement until the closing date of a Qualifying Public Offering, Borrower and its Subsidiaries shall not directly or indirectly engage in any line of business unrelated to software, payroll, benefit or tax processing services or information services.

        Section 6.6. Affiliates. From the date of this Agreement until the closing date of a Qualifying Public Offering, Borrower shall not enter into any agreement or arrangement with any Affiliate of Borrower whereby Borrower agrees to pay management fees, service fees, licensing fees, consulting fees, research and development fees, royalties or any other form of compensation to such Affiliate, except for fees or compensation for services rendered where such fees or compensation are comparable to similar fees which would be paid to unrelated third parties for the same or similar services.

        Section 6.7. Compensation. From the date of this Agreement until the closing date of a Qualifying Public Offering, Borrower shall not make any material change in the compensation of any officer or director of Borrower, except for (a) reasonable merit adjustments to compensation consistent with prevailing market conditions in the software and information services industries and (b) reasonable adjustments related to changes in the responsibilities or duties of the relevant officer or director.

                       ARTICLE VII. ADDITIONAL COVENANTS

        Section 7.1. Registration Rights. Lender and Borrower desire to provide for certain registration rights for the shares of Common Stock issuable upon exercise of the Warrant. Accordingly, Lender and Borrower shall enter into a Registration Rights Agreement, in the form attached hereto as Exhibit E (the "Registration Rights Agreement"), on or prior to the Closing Date.

        Section 7.2. Right of First Refusal. From the date of this Agreement until the closing date of a Qualifying Public Offering, Borrower covenants and agrees that Lender shall have the following rights of first refusal:

        (a) In the event Borrower, at any time or times hereafter, desires to obtain new Subordinated Debt financing (other than a debt financing described in Section 7.2(b) hereof), Borrower shall provide Lender with written notice thereof, together with the proposed terms and conditions of such new Subordinated Debt financing (the "Notice"). Upon receipt of the Notice from Borrower, Lender shall have the exclusive right and option, exercisable at any time during the period of fifteen (15) days from the date of the receipt of the Notice, to elect to provide such new Subordinated Debt financing on the proposed terms and conditions described in the Notice. In the event Lender does not elect to provide such new Subordinated Debt financing, Borrower will have the right to obtain such new Subordinated Debt from another Person on terms and subject to conditions substantively no more favorable than those offered to Lender. In the event that another Person fails to provide such Subordinated Debt financing on the proposed terms and conditions described in the Notice within a period of one hundred eighty (180) days from the expiration of the fifteen (15) day exercise period described in this Section 7.2(a), any proposed Subordinated Debt financing must again be initiated and consummated pursuant to the terms of this Section 7.2(a).

        (b) In the event Borrower, at any time or times hereafter, desires to obtain other than through a Qualifying Public Offering new equity financing or debt financing providing for the issuance of debt or equity securities (other than a Senior Indebtedness financing, a Subordinated Debt financing described in Section 7.2(a) hereof or the issuance of debt or equity securities in conjunction with an acquisition) (an "Equity Financing"), Borrower shall provide Lender with written notice thereof, together with the proposed terms and conditions of such new Equity Financing (the "Equity Notice"). Upon receipt of the Equity Notice from Borrower, Lender shall have the right and option, exercisable at any time during the period of fifteen (15) days from the date of the receipt of the Equity Notice, to elect to provide that portion of such Equity Financing that the number of shares of Common Stock held by Lender (including the maximum number of such shares that may be issued upon exercise of the Warrant) bears to the total number of shares of Common Stock outstanding at the time. In the event Lender does not elect to provide its pro rata portion of such Equity Financing, Borrower will have the right to obtain such new Equity Financing from another Person on terms and subject to conditions not substantively more favorable than those offered to Lender. In the event that such new Equity Financing is not provided by third Persons within a period of one hundred twenty (120) days from the expiration of the fifteen (15)-day exercise period described in this Section 7.2(b), any proposed Equity Financing must again be initiated and consummated pursuant to the terms of this Section 7.2(b).

        Section 7.3. Cure of Senior Indebtedness Defaults. Borrower shall promptly, but in no event later than the earlier of the commencement of any cure period relating thereto or three (3) Business Days after Borrower's knowledge thereof, advise Lender of the occurrence or existence of any events, conditions, acts or omissions that constitute an event of default under any Senior Indebtedness. Upon receipt of such notice of default and after confirming with Borrower that Borrower is unable or does not intend to cure such default or is not contesting such default in good faith, Lender may, without waiving or releasing any obligation or liability of Borrower under this Agreement or any Event of Default, in its sole discretion, at any time or times thereafter, cure such default, including, without limitation, any payment default. All sums so paid by Lender shall bear interest at a rate of seventeen percent (17%) per annum, shall be due and payable by Borrower upon demand by Lender and shall be evidenced by a promissory note of Borrower in favor of Lender (the "Senior Default Note").
All fees (including reasonable attorneys' fees), court costs, expenses and other charges relating to all sums so paid by Lender shall be due and payable by Borrower upon demand by Lender.

                Section 7.4. Board Representation. Until such time as Lender is the holder of less than two percent (2%) of the Common Stock, as calculated on a fully diluted basis, including all shares issuable upon conversion of Preferred Stock and upon exercise of the Warrant and all other warrants and granted options, Lender shall have the right to designate one member of the Board of Directors of Borrower, which Board of Directors shall not exceed eight (8) members in total. Lender initially designates Peter Del Presto as its nominee to the Board of Directors pursuant to this Section 7.4. The member of the Board of Directors designated by Lender shall be entitled to receive Director's fees equal to those fees paid to other non-management Directors, and shall be entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with attendance at such meeting. If Borrower reasonably objects to any successor to succeed Peter Del Presto, designated by Lender pursuant to this Section 7.4, Lender shall designate another individual to serve on Borrower's Board of Directors.

                7.5. Confidentiality. Lender agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which Lender may obtain from Borrower pursuant to financial statements, reports and other materials submitted by Borrower to Lender pursuant to this Agreement, or pursuant to the board representation rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that Lender may disclose such information to its Affiliates and to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its loan to and investment in Borrower and to any prospective permitted assignee of the Note or the Warrant as long as such prospective assignee agrees in writing to be bound by the provisions of this section.

                7.6.    Amendment of Articles of Incorporation.
Borrower has called a special meeting of its shareholders to be held on March 23, 1993 to approve amendments to its articles of incorporation to eliminate the preemptive rights provided by Article Four of such articles. The Company covenants and agrees that promptly following receipt of the approval of such amendments at such meeting it shall file appropriate articles of amendment with the State Corporation Commission of the Commonwealth of Virginia and shall promptly issue the Warrant.

             ARTICLE VIII.  EVENTS OF DEFAULT; REMEDIES ON DEFAULT


                8.1. Events of Default. The occurrence or existence of any of the following events, conditions, acts or omissions (including, if and to the extent expressly specified, the passage of time, the giving of notice, or the happening of any further event, condition, act or omission) shall constitute an "Event of Default" hereunder:

                (a) Borrower fails to make payment of principal or interest on the Note or any Senior Default Note as and when due, whether by acceleration or otherwise, and such failure to pay is not cured and continues for a period of fifteen (15) days after the date due;

                (b) Borrower fails to pay any other Obligations requiring payment of funds as and when due (other than such other Obligations being contested in good faith by Borrower), and such failure to pay is not cured and continues for a period of thirty (30) days after the date when due;

                (c) Borrower defaults in the payment when due (whether by acceleration or otherwise) of principal or interest or premium on any other Indebtedness for the payment of borrowed money (whether evidenced by a bond, note, debenture, book entry or otherwise), or Borrower defaults in the performance of any agreement under which any such Indebtedness is created, if as a result of such default the holders of such Indebtedness (or any Person on behalf of such holders) have declared such Indebtedness due prior to its expressed maturity;

        (d) Borrower breaches any material representation or warranty contained in this Agreement or in the Other Agreements, or fails to perform, keep or observe any other material term, provision, condition or covenant contained in this Agreement or in any of the Other Agreements, and such failure is not cured to Lender's reasonable satisfaction within thirty (30) days after Lender gives Borrower written notice identifying such failure;

        (e) A default shall occur under any other agreement, document or instrument other than this Agreement or the Other Agreements, to which Borrower is a party or by which Borrower is bound, the consequences of which are reasonably expected to have a material adverse effect on the assets and properties, liabilities, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole;

        (f) Any statement, report, financial statement or certificate made or delivered to Lender by Borrower, or any of its officers, employees or agents, is not true, correct and complete in all respects; provided, that such misstatements or omissions must, individually or in the aggregate, involve facts or circumstances which would have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business of Borrower and its Subsidiaries, taken as a whole;

        (g) There shall occur any material uninsured damage to or loss, theft or destruction of any of the assets or properties of Borrower;

                (h) Any judgment, decree or order for the payment of money in excess of Two Hundred Thousand Dollars ($200,000) shall be entered against Borrower and such judgment, decree or order shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, stayed or bonded pending appeal;

                (i) A notice of lien, levy or assessment is filed of record with respect to all or any of Borrower's assets by the United States, or any Governmental Authority, or if any taxes or debts owing at any time or times hereafter to any of the foregoing becomes payable (which in the aggregate with other such claims or taxes outstanding at the same time are in excess of Two Hundred Thousand Dollars ($200,000)), and the same is not paid within thirty (30) days after the same becomes payable; provided, however, that such notice of lien, levy or assessment or failure to pay taxes shall not be an Event of Default if being contested in good faith by Borrower;

                (j) Borrower admits in writing its inability to pay its debts as they mature;

                (k) Any of Borrower's assets are attached, seized, levied upon or subjected to a writ or distress warrant and such attachment, seizure, levy or writ or distress warrant could have a material adverse effect upon the assets and properties, operations, condition (financial or otherwise) or business and Borrower and its Subsidiaries, taken as a whole; or any of Borrower's assets come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within sixty (60) days thereafter; or an application is made by any Person other than Borrower for the appointment of a receiver, trustee or custodian for any of Borrower's assets and the same is not dismissed within sixty (60) days after the application therefor;

        (l) An application is made by Borrower for the appointment of a receiver, trustee or custodian for any of Borrower's assets; or a petition under any section or chapter of the federal Bankruptcy Code or any similar law or regulation shall be filed by Borrower; or Borrower makes an assignment for the benefit of its creditors or any case or proceeding is filed by Borrower for its dissolution, liquidation or termination;

        (m) Borrower ceases to conduct all or any material part of its business; or Borrower is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs and such injunction, restraint or other preventative order is not dismissed within thirty (30) days after the entry thereof; or a petition under any section or chapter of the federal Bankruptcy Code or any similar law or regulation is filed against Borrower or any case or proceeding is filed against Borrower for its dissolution or liquidation, and such petition, case or proceeding is not dismissed within thirty (30) days after the filing thereof;

        (n) The designee of Lender is not (i) elected to the Board of Directors of Borrower, pursuant to Section 7.4 hereof, at any time prior to the closing of a Qualifying Public Offering or (ii) nominated by the Company for election to the Board of

Directors of Borrower at any time after the closing of a Qualifying Public Offering; or

        (o) The Shareholders' Agreement among Borrower, James F. Petersen, Dorothy Webb and Edison Venture Fund, L.P. dated as of October 26, 1988 is not amended as contemplated by Section 7 of the Stock Transfer Agreement within thirty (30) days of the date of this Agreement.

        Section 8.2 Remedies. Upon the occurrence and during the continuance of any such Event of Default, Lender shall be entitled upon notice to Borrower to take any action to enforce any and all of the rights of Lender under this Agreement or the Other Documents and to declare the Obligations and all other payments required to be made under this Agreement and the Other Documents to be immediately due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained in this Agreement or the Other Documents to the contrary notwithstanding; provided, however, that the occurrence of any of the events set forth in Subsections 8.1(k), (l) or (m) shall cause the immediate acceleration of the Obligations and all other payments required to be made under this Agreement and the Other Documents.

                           ARTICLE IX.  DEFINITIONS

        Section 9.1. Certain Defined Terms. As used in this Agreement, including the exhibits and schedules hereto, the following terms shall have the following meanings unless the context otherwise requires:

        "Acknowledgment" shall mean the Acknowledgment by Guarantors of Payment attached to this Agreement.

        "Affiliate" of a Person shall mean any officer, director or record or beneficial owner of ten percent (10%) or more of the equity securities of any Person, or any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person.

        "Agreement" shall have the meaning set forth in the preamble hereto.

        "Borrower" shall have the meaning set forth in the preamble hereto.

        "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania.

        "Common Stock" shall have the meaning set forth in Section 2.6 hereof.

        "Closing Date" shall mean the date on which the Conditions to Closing set forth in Sections 4.1 through 4.7 and Sections 4.9 and 4.10 have been fulfilled.

        "Closing Expenses" shall have the meaning set forth in Section 10.3(b) hereof.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Deposits" shall mean liabilities to Borrower's customers for advance payments, prepayments and deposits received by Borrower in the ordinary course of business in respect of software and other products and services of Borrower to be delivered to such customers.

        "Environmental Laws" shall mean any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions, controls, sanctions or remedies relating to the environment or the placement or release of any materials into the environment.

        "Employee Plans" shall have the meaning set forth in Section 2.18(a) hereof.

        "Equity Financing" shall have the meaning set forth in Section 7.2(b) hereof.

        "Equity Notice" shall have the meaning set forth in Section 7.2(b) hereof.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations promulgated thereunder.

        "Event of Default" shall have the meaning set forth in Section 8.1 hereof.

        "Financial Statements" shall mean (a) audited consolidating and consolidated statements of income and retained earnings, stockholders equity and cash flows of Borrower and its Subsidiaries for fiscal years ended March 31, 1991 and 1992, and (b) an audited consolidating and consolidated balance sheet of Borrower and its Subsidiaries as at March 31, 1991 and March 31, 1992.

        "Financing Fee" shall have the meaning set forth in Section 10.3(a) hereof.

        "GAAP" shall mean generally accepted accounting principles set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or in such other statement by such other entity as the parties hereto may mutually agree, which are applicable as of the date in question. The requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period except as otherwise permitted by GAAP.

        "Governmental Authorities" shall mean all governmental authorities, regulatory agencies and courts, whether foreign, federal, state, local or other, at law or in equity.

        "Guaranties" shall mean the guaranties to be executed and delivered by the Guarantors in the form attached hereto as Exhibit H.

        "Guarantors" shall mean Master Tax and Accounting, Inc. and Abra Cadabra Software, Inc., Virginia corporations and Subsidiaries of Borrower.

        "Indebtedness" with respect to any Person means, as of the date of determination thereof, (a) all of such Person's indebtedness for borrowed money, (b) all indebtedness for borrowed money of such Person or any other Person secured by any Lien with respect to any property or asset owned or held by such Person, regardless whether the indebtedness secured thereby shall have been assumed by such Person, (c) all indebtedness for borrowed money of other Persons which such Person has directly or indirectly guaranteed (whether by discount or otherwise), endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse to such Person or with respect to which such Person is otherwise directly or indirectly liable, and (d) all actual or contingent reimbursement obligations with respect to letters of credit issued for such Person's account.

        "Interim Financial Statements" shall have the meaning set forth in
Section 5.1(a) hereof.

        "IRS" shall mean the Internal Revenue Service.

        "Lender" shall have the meaning set forth in the preamble hereto.

        "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including without limitation, any agreement to give or not to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the laws of any jurisdiction.

        "Loans" shall have the meaning set forth in Section 1.1(a) hereof.

        "Net Worth" shall have the meaning set forth in Section 5.10(a) hereof.

        "Note" shall have the meaning set forth in the recitals hereto, and shall be in the form of Exhibit A attached hereto.

        "Notice" shall have the meaning set forth in Section 7.2(a) hereof.

        "Obligations" shall mean the loans, advances, debts, liabilities, obligations, covenants and duties owed by the Borrower to Lender, pursuant to this Agreement, the Note, the Other Documents or any other document ancillary hereto or thereto of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, the Note, the Other Documents or under any of the other aforesaid agreements or documents, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or other transaction or in any other manner, whether direct or indirect
(including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to Borrower under this Agreement, the Note, the Other Documents or any other agreement or document referenced in this definition.

        "Other Documents" shall mean the Note, the Warrant, the Registration Rights Agreement, the Stock Transfer Agreement, the Security Agreements, the Guaranties, any Senior Default Note, and all other agreements, instruments and documents heretofore, now or hereafter executed by Borrower or any other Person and/or delivered to Lender with respect to the transactions contemplated by this Agreement, in each instance as the foregoing may be amended, modified or supplemented from time to time.

        "Outstanding Balance" shall have the meaning set forth in Section 1.4(c) hereof.

        "Permitted Indebtedness" shall mean all that Indebtedness of Borrower identified in subsections (i)-(vi) of Section 6.1(c) hereof.

        "Person" shall mean an individual, corporation, business trust, association, company, partnership, joint venture, trust, unincorporated organization or other entity, or a government or any agency or political subdivision thereof.

        "Preferred Stock" shall have the meaning set forth in Section 2.6(a) hereof.

        "Qualifying Public Offering" and "Public Offering" shall have the meanings set forth in Section 1.4(c) hereof.

        "Registration Rights Agreement" shall have the meaning set forth in
Section 7.1 hereof, and shall be in the form attached hereto as Exhibit E.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Security Agreements" shall mean the Security Agreements, dated the Closing Date, between Lender and Borrower and between Lender and the Guarantors in the forms attached hereto as Exhibits F-1, and F-2.

        "Senior Indebtedness" shall have the meaning set forth in the Note.

        "Senior Default Note" shall have the meaning set forth in Section 7.3 hereof.

        "Stock Transfer Agreement" shall mean the Stock Transfer Agreement dated the Closing Date, by and among Lender, Borrower and certain of Borrower's shareholders, in the form attached hereto as Exhibit G.

        "Subordinated Debt" shall mean Indebtedness for borrowed money of Borrower subordinate in right of payment to or pari passu with the Obligations.

        "Subsidiary" or "Subsidiaries" shall mean any corporation at least a majority of the outstanding Voting Stock of which is owned, now or in the future, by Borrower, or by Borrower and one or more of its subsidiaries.

        "Supplemental Loan" shall have the meaning set forth in Section 1.1(b) hereof.

        "Voting Stock" shall mean the shares of any class of capital stock of a corporation having ordinary voting power to elect the directors, officers or trustees thereof, including such shares that shall or might have voting power by reason of the occurrence of one or more conditions or contingencies.

        "Warrant" shall have the meaning set forth in the recital hereto, and shall be in the form attached hereto as Exhibit B.

        Section 9.2. Form and Interpretation. Words of the masculine gender are to be construed to include correlative words of the feminine and neuter genders. Words in the singular number include words of the plural number and words in the plural number include words of the singular number. Accounting terms used, but not otherwise defined, in this Agreement will have the respective meanings given to them under, and are to be construed in accordance with GAAP.

                            ARTICLE X. MISCELLANEOUS

        Section 10.1. Survival of Obligations Upon Termination of Agreement. Except as otherwise expressly provided for in this Agreement and in any of the Other Documents, no termination or cancellation (regardless of cause or procedure) of this Agreement or any of the Other Documents shall in any way affect or impair the powers, obligations, duties, rights, and liabilities of Borrower or Lender in any way or respect relating to any transaction or event occurring prior to such termination or cancellation.

        Section 10.2. Modification of Agreement; Sale of Interest. This Agreement and the Other Agreements may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer this Agreement, the Note or the Other Documents or any portion hereof or thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers and/or duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement, the Note or the Other Documents or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers and/or duties hereunder or thereunder; provided, however, that
(a) Lender shall make no
such participation, sale, assignment, transfer or other disposition before the earlier of (i) the date of the Supplemental Loan and (ii) the earlier to occur of a Qualifying Public Offering or the second anniversary of the Closing Date and (b) any such participation, sale, assignment, transfer or other disposition by Lender shall be subject to and in compliance with the transfer restrictions of the Warrant and the Stock Transfer Agreement; and provided further, that the rights of Lender under Section 7.4 hereof shall be non-transferable except to an Affiliate of Lender.

        Section 10.3. Fees and Expenses. (a) On the Closing Date, Borrower shall pay to Lender a financing fee of One Hundred Thousand Dollars ($100,000) (the "Financing Fee").

        (b) On the Closing Date, Borrower shall pay or reimburse Lender for all of its reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with the negotiation and preparation of this Agreement and the Other Documents and the transactions contemplated hereby and thereby (the "Closing Expenses").

        (c) After the Closing Date, Borrower shall pay or reimburse Lender on demand for all of its reasonable costs and expenses (including, but not limited to, reasonable attorneys' fees and legal expenses) incurred in connection with the Supplemental Loan and Lender's enforcement of the payment of principal and/or interest under the Note or any Senior Default Note.

        Section 10.4. Waiver by Lender. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver by Lender of an Event of Default by Borrower under this Agreement or the Other Documents shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or the Other Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the Other Documents and no Event of Default by Borrower under this Agreement or the Other Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing signed by an officer of Lender and directed to Borrower specifying such suspension or waiver.

        Section 10.5. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any provision of this Agreement shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless the ineffectiveness of such provision materially and adversely alters the benefits accruing to either party hereunder.

        Section 10.6. Parties. This Agreement and the Other Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender.

        Section 10.7. Conflict Regarding Terms. All of the Other Documents and all Schedules and Exhibits referred to in this Agreement shall be and be deemed to be incorporated herein by reference for all purposes, notwithstanding that any one or more of such Other Documents, Exhibits and/or Schedules may not be physically attached to or otherwise accompany any counterpart or copy of this Agreement. Except as otherwise provided in this Agreement and except as otherwise provided in the Other Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Other Documents, the provisions contained in this Agreement shall govern and control.

        Section 10.8. Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES TO THIS AGREEMENT AND THE NOTE SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED AND ENFORCED, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS, IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH COMMONWEALTH. AS PART OF THE CONSIDERATION FOR VALUE RECEIVED, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF PITTSBURGH, COMMONWEALTH OF PENNSYLVANIA, AND

CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN SECTION 10.9 HEREOF (OR SUCH OTHER ADDRESS AS MAY BE DULY DESIGNATED BY BORROWER PURSUANT TO SECTION 10.9 HEREOF) AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. BORROWER WAIVES ANY OBJECTION TO VENUE OF PENNSYLVANIA OF ANY ACTION INSTITUTED UNDER THIS AGREEMENT OR THE NOTE BY BUYER.

        Section 10.9. Notice. Except as otherwise provided herein, any notice or other written communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) upon deposit in the United States mails, with proper postage prepaid, (b) by hand delivery, (c) by overnight express mail courier, or (d) by telecopier, and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself in writing by like notice.

        To the Lender:

                PNC Capital Corp
                Pittsburgh National Bank
                19th Floor
                Fifth Avenue and Wood Street
                Pittsburgh, PA  15222
                Attention:  Peter V. Del Presto
                            Vice President

        To the Borrower:

                Best Programs, Inc.
                11413 Isaac Newton Square
                Reston, VA  22090
                Attention:  Melody S. Ranelli
                            Executive Vice President and
                            Chief Financial Officer

        With a copy to:

                David Sylvester, Esq.
                Hale and Dorr
                1455 Pennsylvania Avenue, N.W.
                Washington, D.C.  20004

        Section 10.10. Materiality. As used herein, the terms "material adverse change" and "material adverse effect" shall mean a material adverse change or effect in the financial condition, results of operations or business of Borrower and its Subsidiaries taken as a whole. "Material" shall mean, with respect to any matter, item or event, any matter, item or event which is material to the financial condition, results of operations or business of Borrower and its Subsidiaries taken as a whole.

        Section 10.11. Section Titles. The article and section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties thereto.

        Section 10.12. Prior Understanding. This Agreement supersedes all prior understanding and agreements, whether written or oral, between the parties hereto and thereto relating to the transaction provided for herein or therein.

        Section 10.13. Exceptions to Covenants. Borrower shall not be deemed to be permitted to take any action or fail to take any action under any exception to any covenant contained herein or by reason of permissible limits contained in any covenant contained herein if such action or omission would result in the violation of any other covenant herein.

                Section 10.14. Holiday Payments. If any payment to be made to Lender hereunder shall become due on a date not a Business Day, such payment shall be made on the next succeeding Business Day and interest shall accrue on any principal amount of such payment until the date on which such principal amount is paid to Lender.

                Section 10.15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                Section 10.16. Preamble. The recitals to this Agreement form an integral part hereof and are incorporated herein by reference as if fully set forth herein.

                IN WITNESS WHEREOF, and intending to be legally bound hereby, this Agreement has been duly signed, sealed and delivered by the undersigned as of the day and year specified at the beginning hereof.


ATTEST:                                 BEST PROGRAMS, INC.




/s/ Shelley Reback                      By:   /s/ Melody S. Ranelli
-------------------------                    --------------------------------
Name:   Shelley Reback                  Name:  Melody S. Ranelli
        -----------------               Title: Executive Vice President
Title:   Asst. Secretary                       and Chief Financial Officer
         ----------------


                                        PNC CAPITAL CORP



                                        By:  /s/  Peter V. Del Presto
                                            ---------------------------------
                                        Name:   Peter V. Del Presto
                                        Title:  Vice President

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit                        Title
-------                        -----
A-1                Promissory Note

A-2                Notice of Request for Supplemental Loan

B                  Warrant

C                  Opinion of Counsel for Borrower

D                  Opinion of Legal Department of Lender

E                  Registration Rights Agreement

F-1, F-2           Security Agreements

G                  Stock Transfer Agreement

H                  Guaranty

Schedule                       Title
-------                        -----
2.3                Violation of Agreements

2.5                Consents

2.6(a)             Record Stockholders

2.6(b)             Warrants, Preferred Stock Agreements,
                   Stockholders' Agreements, Co-Sale
                   Agreements and Registration Rights
                   Agreements

2.6(c)             Senior Indebtedness

2.8                Subsidiaries

2.10               Litigation

2.11               Taxes

2.12               Liens

2.13               Material Adverse Changes

2.18               Employee Plans

6.1(c)             Permitted Indebtedness

                                  SCHEDULE 2.3

                            VIOLATION OF AGREEMENTS

Shareholders Agreement dated October 26, 1988, as amended by and among Best Programs. Inc., James F. Petersen, Dorothy Webb, and Edison Venture Fund, L.P. (the "Edison Agreement") which contains certain rights of first refusal and purchase rights. The terms of this Agreement and the Stock Transfer Agreement may be deemed to be inconsistent with these and other provisions of the Edison Agreement. However, the parties to the Edison Agreement have agreed in the Stock Transfer Agreement (1) to amend the Edison Agreement to remove inconsistencies and (2) to waive conflicting provisions.

The terms of this Agreement could be deemed inconsistent with the registration rights provisions in the Edison Agreement and in the Warrant Purchase Agreement and related Warrants dated December 23, 1992, by and between Best Programs, Inc. and certain individuals and entities listed on Exhibit A thereto (the "Warrant Agreement"). However, the Registration Rights Agreement contemplates that the Company and all holders of registration rights will enter into a single consolidating registration rights agreement.

Although the Company does not believe that this Agreement or the transactions contemplated by the Agreement breach the terms of the Edison Agreement or the Warrant Agreement, it is taking action to remove the inconsistencies described above.

                                 SCHEDULE 2.5


                                   CONSENTS




The Edison Agreement
The Reston Lease for 11413 Isaac Newton Square dated October 1992

                               SCHEDULE 2.6(a)


                             RECORD STOCKHOLDERS


James F. Petersen                               118,875
Joseph Schmelzeis                                 2,250
Ervin Jackson, Jr.                                3,000
Patsy H. Sampson                                  1,125
Mavis D. Fowler                                   4,500
Richard C. Fowler                                 1,125
Robert K. Pattison                                1,125
Dr. Dino E. Flores                                1,125
Evelyn H. Oliver                                  1,125
Linda Dybiec                                      1,125
Joanne G. Miley, Executrix for the
Estate of John A. Graham, III                     4,200
Antoinette P. Bradlee                               600
Roger E. Chagnon                                    450
Frances R. Seeley                                   900
Peter B. Stifel                                     900
Louanne T. Husk                                      75
Dorothy T. Webb Family Trust                     35,200
Edison Venture Fund L.P.                        222,301
Paul Offenbacher                                  1,000
Herbert R. Brinberg                               1,000
Steven R. Smith                                     100
Dorothy C. Schrodt                                  753
A. Saskia Orizondo                                  100
Jorges R. Forgues                                 2,574
Sarah Richmond                                    1,000
Avo Reid                                            200
Petersen Irrevocable Trust for Nieces
and Nephews                                       5,000
Petersen Irrevocable Trust for
James Mitchell Petersen                          20,000
Mark Posluszny                                      100
                                                -------
TOTAL COMMON STOCK                              431,828

PREFERRED STOCK:

Edison Venture Fund, L.P.                        41,667

TOTAL STOCK                                     473,395

                                SCHEDULE 2.6(b)

                                 WARRANTS, ETC.


1.      Warrants - the Warrant Agreement (12/23/92)

2.      Preferred Stock Agreements - the Edison Agreement

3.      Stockholder Agreements - the Edison Agreement

4.      Registration Rights - the Warrant Agreement, the Edison Agreement

5. Article 4 of the Articles of Incorporation of the Company contain preemptive rights. The Company has called a special meeting of its shareholders to be held on March 23, 1993 to approve amendments to its Articles of Incorporation to eliminate the preemptive rights provided by Article Four.

                                SCHEDULE 2.6(c)

                              SENIOR INDEBTEDNESS



None

                                  SCHEDULE 2.8

                                  SUBSIDIARIES


1)      Abra Cadabra Software, Inc.  (d/b/a Abra Cadabra, Inc.), St.
        Petersburg, Florida

2)      Master Tax and Accounting, Inc.  (d/b/a CPAid, Inc.), Kent, Ohio

3) TBU, Inc. (shell corporation for the acquisition of Teleware, Inc. in New Jersey)

All subsidiaries are incorporated in Virginia

                                 SCHEDULE 2.10

                                   LITIGATION



None

                                 SCHEDULE 2.11

                                   TAXES OWED


None

                                 SCHEDULE 2.12

                                     LIENS


1.      Arlington County, Virginia
        File Number 42689, 4/11/88, Dominion Leasing Corporation (lien on Jarvis Telephone System)
        File Number 43398, 8/11/88, Dominion Leasing Corporation (lien on Jarvis Telephone System)
        File Number 43862, 11/17/88, United Micro Systems, Inc. (lien on royalties from Tax Cut and Tax Planner programs)

2.      State of Virginia
        File Number 880830188, 8/22/88, Dominion Leasing Corporation (lien on Jarvis Telephone System)
        File Number 880411161, 4/6/88, Dominion Leasing Corporation (lien on Jarvis Telephone System)
        File Number 890231312, 2/28/89, Bell Atlantic Systems Leasing International, Inc. (lien on specified computer equipment)
        File Number 9212120428, 12/01/92, Bell Atlantic Systems Leasing (lien on office furniture)

3. Security interest granted under a real property lease between Reston Associates and the Company dated October 1992.

4. Liens of carriers, warehousemen, materialmen and mechanics incurred in the ordinary course of business for sums not yet due or being contested in good faith and by appropriate proceedings diligently conducted, if appropriate reservations and other provisions, if any, as shall be required by GAAP shall have been made therefor.

5. Landlords' and lessors' liens in respect of rent or liens in respect of pledges or deposits under workmen's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders contracts (other than for payment of money); and statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

                                SCHEDULE 2.13


                           MATERIAL ADVERSE CHANGES


None.

                                SCHEDULE 2.18


                                   BENEFITS


401K Plan  -    Best matches 50% of first 4% of compensation deferred.
                Employer contribution vests in full after four years of employment.

Severance  -    No established plan for Best employees, though some employee agreements, one with an executive officer.

           - Required to pay two weeks severance to any CPAid employees terminated after acquisition. In addition, some special employee agreements currently exist. A transition plan is being developed whereby certain functions currently handled by CPAid shall be discontinued. This transition plan will result in a severance program. The related liability has not been calculated but should not exceed $500,000.

           -    Severance agreement with COO of Abra

Bonus      -    Management Incentive Plan

Stock Options   -  two formal plans:

           1988 Nonqualified Plan (approx. 98,000 options outstanding, no further options to be issued under plan)

           1992 ISO/Nonqualified Plan (75,000 options reserved for issuance)

Insurance       -  medical coverage, 100% coverage with $5 copays; or 80%
                   coverage with deductibles of $200 person/$600 family
                -  dental coverage, 100% coverage preventive services;
                   $50 deductible, 50-80% coverage
                -  annual limit $1,000

Life Insurance     1.5 times salary to $100,000 maximum, supplemental insurance available at employee cost

Short Term
Disability      -  65% of base salary for up to 180 days after 10 day waiting period.

Long Term
Disability      -  60% of salary after 180 day waiting period.

Vacation        -  3 weeks per year for first 5 years, then 4 weeks per year.
                   Sick Leave 6 days per year.

Tuition         -  1 college course per semester reimbursed up to $1,000
                   tuition

                               SCHEDULE 6.1(c)

                            PERMITTED INDEBTEDNESS

Two promissory notes to be issued in connection with the acquisition of Teleware, Inc., a New Jersey Corporation, one in the principal amount of $2,700,000 (subject to upward adjustment based on the market value of Best's Common Stock on the occurrence of a public offering), and secured by the assets of Teleware, and the other in an amount not to exceed $300,000.

                                                                    EXHIBIT A-1

                  NON-REVOLVING SUBORDINATED PROMISSORY NOTE

$5,000,000                                             Pittsburgh, Pennsylvania
                                                                  March 3, 1993

        FOR VALUE RECEIVED, AND INTENDING TO BE LEGALLY BOUND, the undersigned, BEST PROGRAMS, INC. ("Maker"), a Virginia corporation having its principal place of business at 11413 Isaac Newton Square, Reston, Virginia 22090, hereby promises to pay to the order of PNC CAPITAL CORP, a Delaware corporation ("Payee"), in lawful money of the United States of America in immediately available funds at the principal office of Payee at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania 15222, or at such other location as Payee may designate from time to time, the lesser of (i) the principal sum of Five Million Dollars ($5,000,000) and (ii) the aggregate principal balance as of March 3, 1997 of all Loans made by Payee to Maker pursuant to the Loan and Warrant Purchase Agreement dated the date hereof by and between Payee and Maker (the "Loan Agreement"), such sum to be payable to Payee in three principal installments equal to one-third (1/3) of the sum payable, with the first such payment to be made on March 3, 1997, the second on March 3, 1998 and one final installment equal to the remaining outstanding principal balance hereof on March 3, 1999.

        This Note shall bear interest on the average daily outstanding principal balance hereof from time to time outstanding from the date hereof at a rate of 12.5 percent per annum. Interest shall be computed on the basis of a 365/366-day year and paid for the actual number of days elapsed. All accrued interest shall be due and payable quarterly in arrears on the last day of March, June, September and December of each year, commencing March 31, 1993, and on the date of the final principal payment under this Note.

        This Note is the Note issued pursuant to, and is entitled to the benefits of, the Loan Agreement and the Security Agreement dated the date hereof by and between Payee and Maker, and the Security Agreements and Guaranties dated the date hereof by and between Payee and Borrower's Subsidiaries, including the representations, warranties, covenants, agreements, and conditions contained or granted therein, the terms and conditions of which are incorporated herein by reference. The Loan Agreement, among other things, contains provisions for the voluntary and mandatory prepayment of principal and interest under this Note and the acceleration of the maturity hereof upon the happening of certain stated events. This Note is subject to certain transfer restrictions under the Loan Agreement. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Loan Agreement.

        Any principal amount or accrued interest under this Note not paid when due shall bear interest, payable on demand, from the due date for such amount until such amount is paid in full, at a rate of seventeen percent (17%) per annum until paid. Notwithstanding the foregoing, in no event shall the interest rate charged under this Note exceed the maximum rate of interest which, under applicable law, Payee is permitted to charge.

        Subject to the Subordination Provisions contained below, in case an Event of Default (as defined in the Loan Agreement) shall occur, the full amount of the unpaid principal hereunder, plus any accrued interest on such unpaid principal amount, shall immediately become due and payable. Upon an Event of Default, Payee may exercise all of its rights and remedies under this Note, the Loan Agreement and the Other Documents and any other remedies provided by law.

        If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment.

        The Indebtedness of Maker represented by this Note, and any renewals or extensions thereof, shall at all times be wholly subordinate and junior in right of payment to all Senior Indebtedness (as hereinafter defined) in accordance with the following provisions (the "Subordination Provisions"):

        (a) "Senior Indebtedness" shall mean (i) all future Indebtedness of the Maker for money borrowed from any bank, trust company, insurance company or other private, commercial or governmental lending institution, including, without limitation, commercial paper, credit lines and accounts receivable sold or assigned by the Maker to such institutions up to a limit of $1,500,000, on terms and conditions satisfactory to Payee, regardless of whether such Indebtedness is secured by assets of the Maker as long as such Indebtedness is not by its express terms subordinated to or on parity with this Note, and to which Indebtedness this Note is expressly subordinated in writing, and (ii) all deferrals, renewals, extensions and refundings of such Indebtedness that do not cause the $1,500,000 limit described above to be exceeded.

        (b) In the event of any liquidation, dissolution or winding up of Maker, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to Maker or its property (each, a "Proceeding"), all Senior

        Indebtedness shall first be paid in full before any payment or distribution of any kind or character is made upon the Indebtedness evidenced by the Note; and in any such event any payment or distribution of any kind or character, whether in cash, property or securities which shall be made upon or in respect to the Note shall be paid over to the holders of such Senior Indebtedness, pro rata, pursuant to the provisions of paragraph (f) below for application in payment thereof unless and until such Senior Indebtedness shall have been paid or satisfied in full.

                (c) During the continuance of any default with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity of such Senior Indebtedness, no payment of principal, premium or interest shall be made on this Note, if either (i) notice of such default in writing or by telecopy has been given to Maker by any holder or holders of any Senior Indebtedness; provided, however, that judicial proceedings shall be commenced with respect to such default
        (A) within ninety (90) days thereafter in the case such default relates to the nonpayment of principal, interest or premium on such Senior Indebtedness or to any default by the Company under any financial covenant contained in any agreement pursuant to which any such Senior Indebtedness has been issued, or (B) within 90 days after the giving of such notice in the case of any other event or condition causing such default, or (ii) judicial proceedings shall be pending in respect of such default. The holders of Senior Indebtedness shall not be entitled to give notice pursuant to this paragraph (c) more than once with respect to any default which was specified in such a notice and which has continued without interruption since the date such notice was given, nor shall such holders be entitled to give a separate notice with respect to any default not so specified which (to the knowledge of any holder giving such notice) was existing on the date notice shall have been given pursuant to this paragraph (c) and which has continued without interruption from the date such notice was given. Upon receipt of any notice from the holders of Senior Indebtedness pursuant to this paragraph (c), Maker shall forthwith send a copy thereof to Payee.

                (d) Notwithstanding the foregoing, Payee may receive from Maker and Maker may make to Payee payments of principal or interest under the Note at any time except during the pendency of any Proceeding referred to in paragraph (b) above or under the conditions described in paragraph (c) above.

                (e) To the extent that any holder of Senior Indebtedness receives payments on, or proceeds of collateral for, Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by such holder of Senior Indebtedness.

                (f) In the event any payment, transfer of collateral or distribution of any kind or character, whether in cash, property or securities, shall be made upon or in respect of the Note in contravention of any of the provisions of paragraphs (a) through (c) above, such payment or distribution shall be held in trust by the recipient, shall not be commingled with other funds or property of the recipient and shall be delivered forthwith to the holders of Senior Indebtedness for application thereto, in the form received except for the addition of any endorsement or assignment necessary to effect the transfer of all rights therein to the holders of the Senior Indebtedness, unless and until all Senior Indebtedness shall have been paid or satisfied in full. In the event that such endorsement or assignment is omitted, the holders of the Senior Indebtedness are hereby irrevocably authorized to make the same.

                (g) Upon the payment of all amounts of Senior Indebtedness as provided in these Subordination Provisions, or provision having been made for such payment in cash, Payee will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Maker applicable to the Senior Indebtedness until the principal of, and interest on, this Note shall be paid in full; and no payments or distributions, direct or indirect, to the holders of the Senior Indebtedness of cash, property or securities to which Payee would be entitled except for the provisions of this Note shall, as between Maker, its creditors (other than the holders of Senior Indebtedness) and Payee, be deemed to be a payment by Maker to Payee under this Note.

                (h) The provisions of this Note shall constitute a continuing offer to all persons who become the holders of Senior Indebtedness and are made for the benefit of the holders of Senior Indebtedness. Such holders are hereby made obligees hereunder the same as if their names were written hereinafter as such, and such holders or any of them may proceed to enforce such provisions against Maker or any holder of this Note. Payee shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.

                (i) Maker agrees, for the benefit of the holders of Senior Indebtedness, that in the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a payment Event of Default, (i) Maker will give prompt notice in writing of such happening to the holders of Senior Indebtedness and (ii) all Senior Indebtedness shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof.

                (j) The foregoing provisions are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and Payee on the other hand, and nothing herein shall impair, as between Maker and Payee, the unconditional and absolute obligation of Maker to pay the principal and interest on this Note in accordance with its terms, nor shall anything herein prevent Payee from exercising all remedies otherwise permitted by applicable law or hereunder following an Event of Default, subject to the rights of the holders of Senior Indebtedness as herein provided.

                Except as otherwise provided in the Loan Agreement, Maker waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. Upon an Event of Default, Maker shall reimburse Payee on demand for all of its costs of collection and reasonable attorneys' fees (whether or not suit is commenced) incurred in connection with the enforcement of Payee's rights under this Note, including, without limitation, reasonable attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's judgment or order, all as provided in the Loan Agreement.

                All loans made to Maker hereunder and all payments and prepayments of principal and interest thereon shall be recorded by Payee on its records and, absent manifest error, Payee's records shall be conclusive and binding on Maker; provided, however, that the failure of Payee to record any such loans shall not affect Maker's obligations hereunder.

                This Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Payee and its successors and assigns. All reference herein to "Maker" and "Payee" shall be deemed to apply to Maker and Payee, respectively, and their respective successors and assigns.

                THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL, FOR ALL PURPOSES, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. AS PART OF THE CONSIDERATION THIS DAY RECEIVED, MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE CITY OF PITTSBURGH, COMMONWEALTH OF PENNSYLVANIA, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER AT THE ADDRESS STATED HEREIN (OR SUCH OTHER ADDRESS AS MAY BE DULY DESIGNATED BY MAKER IN WRITING TO PAYEE) AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. MAKER WAIVES ANY OBJECTION TO VENUE IN PENNSYLVANIA OF ANY ACTION INSTITUTED HEREUNDER BY PAYEE.

                WITNESS the due execution hereof on and as of the date first above written.


ATTEST:                                      BEST PROGRAMS, INC.



                                             By:
------------------------                         -------------------------
Name:                                        Name:  Melody S. Ranelli
     -------------------                     Title: Executive Vice President
Title:                                              and Chief Financial Officer
      ------------------

                                                                     EXHIBIT A-2


                    NOTICE OF REQUEST FOR SUPPLEMENTAL LOAN



                                     [date]



PNC Capital Corp
Pittsburgh National Bank, 19th Floor
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania 15222

Attention:      Peter V. Del Presto, Vice President
                Re:  Loan and Warrant Purchase Agreement

Dear Mr. Del Presto:

        Pursuant to Section 1.1(a) of the Loan and Warrant Purchase Agreement (the "Loan Agreement") dated as of March 2, 1993 between PNC Capital Corp, a Delaware corporation, and Best Programs, Inc., a Virginia corporation (the "Company"), the Company hereby notifies you of its election to proceed with the Supplemental Loan, as such term is defined in the Loan Agreement.

                                        Very truly yours,

                                        BEST PROGRAMS, INC.



                                        By: ____________________________
                                        Name: __________________________
                                        Title: _________________________

                                                                      EXHIBIT B

                                    WARRANT

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

THIS WARRANT AND THE STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THIS WARRANT AND IN A CERTAIN LOAN AND WARRANT PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THIS WARRANT (OR SUCH OWNER'S PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE ISSUER DURING NORMAL BUSINESS HOURS.


Issued March 24, 1993
Void after the later of (a) March 24,            Right to Purchase up to 60,000 Shares
2003, or (b) the fourth anniversary of           of Common Stock of Best Programs, Inc.
the repayment in full of the Note (as            (subject to conversion and adjustment
defined below)                                   as provided herein), at the election
                                                 of the holder hereof







               BEST PROGRAMS, INC. COMMON STOCK PURCHASE WARRANT

        BEST PROGRAMS, INC., a Virginia corporation (the "Company"), for value received and subject to the terms set forth below, hereby grants to PNC CAPITAL CORP, a Delaware corporation, its registered successors and assigns (the "Holder"), the right to purchase from the Company, at the purchase price of $40.00 per share (as it may be adjusted from time to time as provided herein, the "Exercise Price"), at any time or from time to time after the Issue Date (as defined in Section 1 hereof) and prior to the later of (a) 3:00 p.m., Eastern time, on the fourth anniversary of the repayment in full of the Note (as defined below), or (b) 3:00 p.m., Eastern time, on March 24, 2003, up to an aggregate of Sixty Thousand (60,000) fully paid and non-assessable shares of Common Stock, no par value, of the Company (the "Common Stock"), the actual number of such shares to be calculated as follows: This Warrant shall initially be exercisable for Thirty-One Thousand Five Hundred (31,500) shares of Common Stock. In the event the aggregate principal amount borrowed by the Company under the Note (as defined below) from time to time reaches $5,000,000 (calculated without taking into consideration repayments or prepayments made by the Company), this Warrant shall be exercisable (i) for an additional Thirteen Thousand Five Hundred (13,500) shares of Common Stock and (ii) in the event (a) the Note is not paid in full in accordance with its terms before March 24, 1995 or (b) the Company does not complete a Qualifying Public Offering (as defined below) on or before March 24, 1995, this Warrant shall be exercisable for (x) an additional Ten Thousand Five Hundred (10,500) shares of Common Stock if $3,500,000 was borrowed by the Company under the Note or (y) an additional Fifteen Thousand (15,000) shares of Common Stock if $5,000,000 was borrowed by the Company under the Note (in each case, calculated as specified above). The Exercise Price and the number and character of such shares of Common Stock purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided in Section 3, below.

        This Warrant and the Non-Revolving Subordinated Promissory Note of the Company in favor of Holder dated as of March 3, 1993 in the maximum principal amount of $5,000,000 (the "Note") have been issued to Holder pursuant to the Loan and Warrant Purchase Agreement dated as of March 2, 1993 (the "Loan Agreement"), by and between the Company and Holder, in consideration of the credit facilities provided to the Company by Holder as provided therein.

        This Warrant is subject to the following provisions:

        1. Definitions. Unless otherwise defined herein, all capitalized terms not otherwise defined herein shall have the meanings ascribed thereto by the Loan Agreement. As used herein, the following terms have the meanings ascribed to them below:

            (a) "Business Day" means any day other than a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania.

            (b) "Capital Stock" shall have the meaning set forth in Section 3.1(a) hereof.

            (c) "Cash Items" shall mean cash as the same is presented in the Company's audited consolidated financial statements for its most recently completed fiscal year.

            (d) "Common Stock" shall mean the common stock, no par value, of the Company.

            (e) "Equity Stock" means all stock of any class or classes (however designated) of the Company, including, without limitation, the Common Stock, no par value, of the Company, authorized upon the Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                (f) "Issue Date" means the date of issuance of this Warrant as specified on the first page hereof.

                (g) "Person" means, without limitation, an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization or a government or any department or agency thereof.

                (h) "Permitted Issuance" shall mean (a) any issuance of Common Stock upon a conversion of Preferred Stock issued and outstanding on March 24, 1993, provided such conversion is effected in accordance with the terms governing such Preferred Stock on March 24, 1993; (b) any issuance of Common Stock upon the exercise of employee options issued or to be issued by the Company for the purchase of up to 175,000 shares of Common Stock in the aggregate; or (c) any issuance of Common Stock upon an exercise of this Warrant or the warrants originally issued pursuant to the Warrant Purchase Agreement dated as of December 23, 1992 by and among the Company and the individuals and entities listed on Exhibit A thereto.

                (i) "Preferred Stock" means the redeemable, convertible, Class A Preferred Stock, par value $0.01 per share, of the Company.

                (j) "Public Offering" means a public offering pursuant to an effective registration statement under the Act covering the offer and sale of Common Stock for the account of the Company.

                (k) "Purchaser" shall have the meaning set forth in Section 2.2(a)(i) hereof.

                (l) "Qualifying Public Offering" shall have the meaning set forth in Section 2.1 hereof.

                (m) "Warrant" means, collectively, this Warrant and all other stock purchase warrants issued in exchange therefor or in replacement of this Warrant.

        2.  Exercise of Warrant.

        2.1. Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Common Stock), at any time and time to time after the Issue Date and prior to the later of (a) 3:00 p.m., Eastern time, on the fourth anniversary of the repayment in full of the Note, or (b) 3:00 p.m., Eastern time, on March 24, 2003 (the "Exercise Period"). During the Exercise Period, the Holder shall have the right (i) to exercise this Warrant or (ii) at the election of the Holder, to convert this Warrant into registered Common Stock pursuant to
Section 4 hereof, in whole, but not in part, upon the completion of a Public Offering by the Company in which the aggregate net proceeds received by the Company exceeds $10,000,000 at a Public Offering price equal to or exceeding $50.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) (a "Qualifying Public Offering").

        2.2.  Exercise Procedure.

              (a) This Warrant will be deemed to have been exercised, in whole or in part, at such time as the Company has received all of the following items from the Holder of this Warrant (the "Exercise Date"):

              (i) a completed Subscription Agreement as described in Section 2.4 hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

              (ii) this Warrant;

              (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B attached hereto (an "Assignment"), evidencing the assignment of this Warrant to the Purchaser together with any documentation required pursuant to Section 9(a) hereof; and

              (iv) a check payable to the Company in an amount equal to the product of the then current Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise; provided, however, that in the event the Purchaser is the holder of the Note, in lieu of delivering a check to the Company, the Purchaser may convert a portion of the principal balance then outstanding under the Note equal to the Exercise Price multiplied by the number of shares of Common Stock to be acquired by the Purchaser under the Warrant. To exercise such conversion right, the Purchaser shall surrender the Note at the principal office of the Company, together with written instructions to the Company as to the portion of the Note which the Purchaser elects to convert. The Company shall issue a replacement note of like tenor to the Purchaser in an amount of the unconverted principal balance of the Note, if any. Any such conversion of a portion of the Note to pay the Exercise Price shall be subject to the confirmation by any holder of Senior Indebtedness to the effect that the Company is not in default in its obligations with respect to the Senior Indebtedness.

                (b) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within fifteen (15) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct (subject to the transfer restrictions set forth herein), a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon exercise.

                (c) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company at its expense will, within fifteen (15) days after the Exercise Date, issue and deliver to or upon the order of the Holder hereof a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock remaining issuable under this Warrant.

                (d) The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

                (e) The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost (other than the Exercise Price) incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

        2.3. Acknowledgment of Continuing Obligations. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

        2.4. Subscription Agreement. The Subscription Agreement shall be substantially in the form set forth in Exhibit A attached hereto (a "Subscription Agreement"), except that if the shares of Common Stock issuable upon exercise of this Warrant are not to be issued in the name of the Holder hereof, the Subscription Agreement will also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued (subject to the transfer restrictions set forth herein), and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock issuable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

        2.5. Fractional Shares. If a fractional share of Common Stock would, but for the provisions of Section 2.1 hereof, be issuable upon exercise of the rights represented by this Warrant, the Company will, within fifteen (15) days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Fair Market Value (as defined by Section 5.4 hereof) of such fractional share as of the close of business on the Exercise Date.

        3.    Antidilution Provisions.

        3.1. Adjustment of Number of Shares Purchasable and Exercise Price. Subject to the provisions of this Section 3, the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time.

              (a) Issuance of Additional Shares of Common Stock, In the event the Company shall issue or sell (or in accordance with Subsection 3.2 below is deemed to have issued or sold) any shares of its Common Stock, or stock having a preference or sharing on an equal basis as to dividends or distributions in liquidation with the Common Stock, pursuant to any stock split, dividend or recapitalization of the Company ("Capital Stock"), or shall issue or sell (or in accordance with Subsection 3.2 below be deemed to have issued or sold) shares of Capital Stock at a price per share less than the greater of (i) $40.00 and (ii) the Fair Market Value thereof, as defined by Section 5.4 hereof (the "Reference Price"), the then prevailing Exercise Price shall be reduced by multiplying the then prevailing Exercise Price by the factor obtained by dividing (A) an amount equal to the sum of (1) the number of shares of Capital Stock outstanding (or deemed outstanding pursuant to the provisions of Subsection 3.2) immediately prior to such issuance or sale multiplied by the then prevailing Exercise Price plus (2) the aggregate consideration, if any, received or to be received by the Company upon such issuance or sale, by
(B) the total number of shares of Capital Stock outstanding immediately after such issuance or sale (or deemed issuance pursuant to the provisions of Subsection 3.2) multiplied by the then prevailing Exercise Price.

              (b) Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in this Section 3.1, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        3.2. Provisions Applicable To Section 3.1. For purposes of Section 3.1 hereof, the following provisions shall be applicable:

            (a) Minimum Adjustment. In the event any adjustment of the Exercise Price pursuant to Section 3.1 hereof shall result in an adjustment of less than $0.01 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $0.01 or more per share of Common Stock.

            (b) Reorganization, Reclassification Or Recapitalization Of Company. In the event of any capital reorganization, reclassification or recapitalization of the capital stock of the Company (other than a change in par value, or from par value to no par value or from no par value to par value), there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization, reclassification or recapitalization of capital stock, and at the Exercise Price as adjusted pursuant to the provisions of Section 3.1(a) hereof. Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make appropriate, written adjustments in the application of the provisions herein set forth satisfactory to the Holders of this Warrant so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and the successor entity and be approved by the Holder of this Warrant.

            (c) Issuance Of Warrants, Rights Or Options. If the Company in any manner grants any warrants, rights or options to subscribe for or to purchase Common Stock or any stock or securities convertible into or exchangeable for Common Stock, other than pursuant to a Permitted Issuance (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") or in any manner issues or sells any Convertible

Securities and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Reference Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issued issuable upon the exercise of such Options will be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" will be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options or the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus, in the case of Convertible Securities or Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercises of such Options or upon the conversion or exchange of all Convertible Securities issued or issuable upon the exercise of such Options. No additional adjustment of the Exercise Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

            (d) Change In Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time (other than under or by reason or provisions designed to protect against dilution of the type set forth in this Section 3 and which have no more favorable effect on the holders of such Options or Convertible Securities than this Section 3 would have if this Section 3 were included in such Options or Convertible Securities), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any convertible Securities are convertible into or exchangeable for Common Stock, is reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution of the type set forth herein and which have no more favorable effect on the holders of such Options or Convertible Securities than the provisions hereof would have if the provisions of this Warrant were included in such Options or Convertible Securities, then in the case of the delivery of Common Stock upon the exercise of any such Option or upon the conversion or exchange of any such Convertible Security, the Exercise Price then in effect under this Warrant will forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been made in accordance with paragraph (c) above upon the issuance of the shares of Common Stock delivered upon such exercise or conversion.

        (e) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect hereunder will be adjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued.

        (f) Calculation of Consideration Received. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for consideration part or all of which is cash, the amount of cash consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for a consideration part or all of which is other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Fair Market Value thereof (as defined in Section 5.4 hereof) as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.

        (g) Integrated Transactions. In case any Option is issued in connection with the issuance or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued without consideration.

        3.3.  Certificates.

              (a)  Upon any adjustment of the Exercise Price pursuant to section
3.1 hereof, a certificate signed by the Treasurer or Chief Financial Officer of the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed (by first class mail, postage prepaid or by recognized overnight delivery service) to the Holder of this Warrant specifying the adjusted
Exercise Price and the number of shares of Common Stock purchasable upon exercise of this Warrant after giving effect to the adjustment of such number pursuant to Section 3.1 hereof. In the event the Holder disputes the matters set forth in such certificate, the Holder shall have the right to request a calculation by an independent firm of certified public accountants of recognized national standing, to be selected by the Company and the Holder. The certified public accounting firm shall deliver to the Holder a certificate setting forth its calculation of the matters set forth in the Company's certificate, which certificate shall be conclusive evidence of the accuracy or inaccuracy of any computation made by the Company under Section 3.1 hereof. The Holder shall bear the expense of any such calculation performed; provided, however, that in the event that the adjusted Exercise Price calculated by the accounting firm varies from the adjusted Exercise Price calculated by the Company by 10% or more, the Company shall bear the expense thereof.

                (b) Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this Section 3.3, shall not affect the legality or validity of the adjustment of the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

        3.4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

        4.  Right to Convert Warrant into Registered Common Stock.

        4.1. Right to Convert. The Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of Common Stock registered for public sale under the Act, and any applicable state blue sky laws

("Registered Shares") in connection with or at any time following the completion of a Public Offering by the Company, at the election of the Holder, as provided in this Section 4. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Registered Shares of Common Stock equal to the maximum number of shares issuable upon exercise of this Warrant at the time of exercise of the Conversion Right times the quotient obtained by dividing (a) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the Exercise Price in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of one share of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (b) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right; provided, however, that there shall be no Conversion Right at any time when the Exercise Price is greater than the Fair Market Value of one share of Common Stock. The Holder hereof agrees that the Company may, in lieu of registering additional shares of Common Stock to fulfill its obligations hereunder, acquire registered shares listed on any national securities exchange or quoted on NASDAQ NMS (as defined below) or on NASDAQ (as defined below) to provide to the Holder on any conversion.

        4.2 Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within thirty (30) days following the Company's receipt of this Warrant together with the aforesaid written statement.

        4.3. Determination of Fair Market Value. For purposes of this
Section 4, the term "Fair Market Value" of a share of Common Stock as of a specific date (the "Determination Date") shall mean the following:

             (a) if shares of Common Stock are listed on any national securities exchange or quoted on the National Association of Security Dealers, Inc. Automated Quotation System ("NASDAQ"), National Market System ("NMS"), the daily closing price on the Business Day preceding the Determination Date (the "Closing Price");

             (b) if shares of Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS but otherwise are quoted on NASDAQ, the average of the high and low bids as reported by NASDAQ for the Business Day preceding the Determination Date; or

             (c) if the Holder elects to convert this Warrant in connection with the completion of a Public Offering of the

        Company, the net price per share at which such Public Offering was underwritten.

        5. RIGHT TO REQUIRE PURCHASE OF WARRANT AND COMMON STOCK.

        5.1. RIGHT TO REQUIRE PURCHASE. The Holder shall have the right to require the Company to purchase all or a portion (but not less than half) of the shares of Common Stock (a) issuable upon exercise of the Warrant or (b) actually issued pursuant to the Warrant and owned by the Holder (the "Put Right") at any time after March 24, 1998 or, except with respect to a merger of the Company with a subsidiary or a merger where the Company is the surviving corporation (in each case where the stockholders of the Company immediately prior to any such merger continue to own 90% of the equity securities of the surviving corporation immediately after such merger), upon the merger or consolidation of the Company with, or the sale of all or a substantial portion of the assets or capital stock of the Company to, any Person. Upon exercise of the Put Right, the Company shall deliver to the Holder immediately available funds equal to the Put Value (the "Put Proceeds"). For purposes of this Section 5, the term "Put Value" shall mean an amount equal to the Fair Market Value of a share of Common Stock as of the Determination Date (as defined below), multiplied by the maximum number of shares of Common Stock potentially issuable upon exercise of the Warrant or actually issued pursuant to the Warrant and owned by the Holder which the Holder is requiring the Company to purchase. In the case of an exercise of the Put Right as to shares not yet issued but issuable upon exercise of this Warrant, there shall be subtracted therefrom an amount equal to the product of the Exercise Price and the number of shares not yet issued but issuable upon exercise of this Warrant as to which the Put Right is being exercised.

        5.2. TERMINATION OF PUT RIGHT. The Put Right shall terminate upon the consummation of a Qualifying Public Offering by the Company.

        5.3. METHOD OF EXERCISE. The Put Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Put Right. The Put Proceeds shall be delivered to the Holder on the day the Company receives this Warrant together with such written statement.

        5.4. DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 5, the term "Fair Market Value" of a share of Common Stock as of the Determination Date shall mean the Closing Price if shares of Common Stock are listed on any national securities exchange or quoted on NASDAQ/NMS. In the event that shares of Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS, the term "Fair Market Value" of a share of Common Stock as of the Determination Date shall mean the greater of the following:

                (a) if shares of Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS but otherwise are quoted ON NASDAQ, the average of the high and low bids are reported by NASDAQ for the Business Date preceding the Determination Date;

                (b) the price per share of Common Stock received by the stockholders of the Company in a merger, consolidation or sale of Common Stock to a Person other than the stockholders of the Company on March 24, 1993 involving greater than eighty percent (80%) of the outstanding shares of Common Stock, or the price per share of Common Stock received by the Company upon the sale of all or substantially all of the assets of the Company to a Person other than the stockholders of the Company on March 24, 1993; or

                (c) The Fair Market Value as determined in accordance with the following appraisal procedure (the "Appraisal Procedure"). The
        Company and the Holder each shall engage (at their own expense) an independent, professional appraiser to determine the Fair Market Value of a share of Common Stock as of the Determination Date. In the event the two appraisals are qual to or less than ten percent (10%) apart in value, the two appraisals shall be averaged to obtain the Fair Market Value. In the event the two appraisals are greater than ten percent (10%) apart in value, the Company and the Holder shall select a third independent, professional appraiser acceptable to both parties to determine the Fair Market Value of a share of Common Stock as of the Determination Date. In the event a third appraiser is selected, the Fair Market Value shall be equal to the value of a share of Common Stock as determined by such third appraiser. The costs of the third appraiser shall be borne by the Company.

        6. NOTICES OF RECORD DATE, ETC. In the event of:

                (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class of the Company or any other securities or property, or to receive any other right; or

                (b) except with respect to a merger of the Company with a subsidiary or a merger where the Company is the surviving corporation (in each case where the stockholders of the Company immediately prior to any such merger are the stockholders of the surviving corporation immediately after such merger), any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or merger or consolidation of the Company with or into any other Person; or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities of the Company, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities of the Company (other than (i) the issue of Common Stock upon the exercise of this Warrant or any other Warrant (as defined by the Purchase Agreement), or the conversion of the Preferred Stock, and (ii) stock options to purchase shares of Common Stock which may be granted to employees, directors or consultants of the Company or the issuance of such shares pursuant to the exercise of such options, (iii) any shares issued in transactions to which
        Section 3.2(b) applies, and (iv) a stock split in connection with a Qualifying Public Offering);

then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right,
(B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (C) the amount and character of any stock of any class or other securities of the Company, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

        7. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

        8. Purchase Rights. If at any time the Company grants, issues or sells any rights or options to subscribe for or to purchase stock, warrants, securities or other property pro rata to the record holders of any class of capital stock of Company (the "Purchase Rights"), then the Holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon exercise of this Warrant had such Warrants been fully exercised immediately prior to the date on which a record was taken for the grant, issuance or sale of such Purchase Rights (whether or not such Warrants have been issued).

        9.  Disposition of This Warrant, Common Stock, Etc.

                (a) The Warrants and the Common Stock issued in respect of the Warrants shall not be sold or transferred (i) unless either (A) they first shall have been registered under the Securities Act or (B) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act, and (ii) for so long as the Company's Common Stock is not registered under Section 5 of the Act and unless otherwise agreed by the Company, to any transferee which is a potential or actual customer, supplier or competitor of the Company. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by the terms and conditions of this Warrant.

                (b) The stock certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with conspicuous legends in substantially the following forms:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL
        REASONABLY SATISFACTORY TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A CERTAIN LOAN AND WARRANT PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THIS WARRANT (OR SUCH OWNER'S PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE SECRETARY OF THE ISSUER DURING NORMAL BUSINESS HOURS."

        10. Rights and Obligations of Warrant Holder. The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Common Stock of the Company by exercising this Warrant and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

        11. Transfer of Warrants. Subject to compliance with the restrictions on transfer applicable to this Warrant referred to in Section 9 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the registered Holder, upon surrender of this Warrant with a properly executed Assignment to the Company, and the Company at its expense will issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants in such denomination or denominations as may be requested but otherwise of like tenor, in the name of the Holder or as the Holder (upon payment of any applicable transfer taxes) may direct.

        12. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        13. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        14. Company Records. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

        15. Compliance with Laws. The holder of this Warrant hereby agrees that it shall not elect to receive shares of Common Stock of the Company upon exercise of the Warrant so long as such election to receive such shares of Common Stock would violate any statute, law, rule, regulation or requirement of any governmental authority, regulatory agency or court, whether foreign, federal, state, local or other, at law or in equity, including, without limitation, the Bank Holding Company Act of 1956, as amended.

        16.  Miscellaneous.

        16.1. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class mail, postage prepaid, or sent by a recognized overnight delivery service to such address as may have been furnished to the Company in writing by such Holder, or until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company. All communications from the Holder of this Warrant to the Company shall be mailed by first class mail, postage prepaid, or sent by a recognized overnight delivery service to the Company at 11413 Isaac Newton Square, Reston, Virginia 22090, Attn:
President, or such other address as may have been furnished to the Holder in writing by the Company.

        16.2. Amendment; Waiver. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

        16.3. Governing Law; Descriptive Headings. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws principles thereof. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        IN WITNESS WHEREOF, and intending to be legally bound hereby, this Agreement has been duly signed, sealed and delivered by the undersigned as of the day and year specified at the beginning hereof.

CORPORATE SEAL                              BEST PROGRAMS, INC.

ATTEST:

/s/ Shelley Reback                          By: /s/ Melody S. Ranelli
--------------------------------               -------------------------------
Name:  Shelley Reback                       Name:  Melody S. Ranelli
     ---------------------------            Title: Executive Vice President
Title: Asst. Secretary                             and Chief Financial Officer
      --------------------------

                                   EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                  [To be signed only upon exercise of Warrant]


To:     BEST PROGRAMS, INC.                             Date:


         The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to subscribe for and purchase thereunder, ______ shares of Common Stock covered by such Warrant and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the amount of and delivered to ___________________________________ whose address is: ____________________
and whose federal tax identification number is: ______________. If said number of shares is less than all the shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.





                                 Signature  _________________________________

                                          (Signature must conform in all
                                          respects to name of Holder as
                                          specified on the face of the Warrant
                                          or on the form of Assignment
                                          attached as Exhibit B thereto.)

                                 Address  ___________________________________

                                          ___________________________________

                                 Federal Tax Identification No. _____________





Signature Guarantee:

                                   EXHIBIT B

                                   ASSIGNMENT

                  [To be signed only upon transfer of Warrant]



        For value received, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

                                        Federal Tax
Name of Assignee        Address         identify. No.           No. of Shares
----------------        -------         -------------           -------------





Dated:


                        Signature______________________________________________
                                 (Signature must conform in all respects to name of Holder as specified on the face of the Warrant.)

                        Address  ______________________________________________

                                 ______________________________________________

                        Federal Tax Identification No. ________________________



Signature Guarantees:

                                                                EXHIBIT D


                      [LETTERHEAD OF PNC LEGAL DEPARTMENT]


                                March ___, 1993


Best Programs, Inc.
11413 Isaac Newton Square
Reston, Virginia 22090

                Re:  Loan and Warrant Purchase Agreement

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 4.10(c) of the Loan and Warrant Purchase Agreement dated March 2, 1993 (the "Loan Agreement") between you and PNC Capital Corp, a Delaware corporation (the "Company"), pursuant to which the Company is purchasing a Non-Revolving Subordinated Promissory Note dated March 3, 1993 in the maximum principal amount of $5,000,000 (the "Note") and a Warrant (the "Warrant") representing the right to purchase certain shares of the Common Stock of Best Programs, Inc., subject to adjustment as provided therein. Capitalized terms defined in the Loan Agreement or the Warrant and not otherwise defined herein are used herein with the meanings so defined.

          I have acted as counsel to the Company in connection with its internal affairs and render this opinion in connection with the transactions contemplated by the Loan Agreement. In this regard, I have examined an executed counterpart of the Loan Agreement and such other documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based upon the foregoing, and subject to the qualifications set forth herein, it is my opinion that:

     1. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has all requisite corporate power adequate to own its property and carry on its business as presently conducted.

     2. The execution and delivery of the Loan Agreement and the Other Documents to which the Company is a party and the performance by the Company of its obligations thereunder and of the transactions contemplated therby are within its corporate power and authority, have been authorized by proper corporate proceedings and do not contravene any provision of its Certificate of Incorporation or By-Laws or, to my knowledge, contravene any provision of, or constitute an event of default under, any other material agreement, instrument or undertaking binding on the Company.

Best Programs, Inc.
March __, 1993
Page #

     3. The Loan Agreement and the other Documents to which the Company is a party have been duly authorized, executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, fraudulent conveyance, insolvency or other similar laws affecting the rights of creditors generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

         I am admitted to practice law only in the Commonwealth of Pennsylvania and do not hold myself out as being an expert on the laws of any other jurisdiction. The foregoing opinions are limited to the laws of the Commonwealth of Pennsylvania, the corporation law of the State of Delaware and the federal laws of the United States of America as such federal laws pertain to small business investment companies and banking generally.

         This opinion speaks only as of today's date, and is limited to present statutes, regulations and judicial interpretations. In rendering this opinion, I assume no obligation to revise or supplement this opinion should the present laws be changed by legislative or regulatory action, judicial decision or otherwise. This opinion is furnished to you solely in connection with the Company's purchase of the Note and the Warrant pursuant to the Loan Agreement and may not be relied upon by any other person or entity or by you in any other context.

                                                Very truly yours,

                                                                    EXHIBIT E

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT dated as of the ____ day of March, 1993 (the "Agreement"), by and between BEST PROGRAMS, INC., a Virginia corporation (the "Company") and PNC CAPITAL CORP, a Delaware corporation (the
"Stockholder");

                                  WITNESSETH:

     WHEREAS, the Company and Stockholder are parties to a certain Loan and Warrant Purchase Agreement dated as of March 2, 1993 (the "Purchase Agreement"); and

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued to the Stockholder a certain Non-Revolving Subordinated Promissory Note dated March 2, 1993 (the "Note") and a certain warrant for the purchase of shares of Common Stock of the Company dated as of the date hereof (the "Warrant"); and

     WHEREAS, the Stockholder and the Company desire to provide for certain registration rights for the shares of the Common Stock of the Company issuable upon exercise of the Warrant;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and intending to be legally bound, the parties hereto hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, without stated par value, of the Company.

          "Conversion Stock" shall mean the Common Stock issued or issuable pursuant to exercise of the Warrant.

          "Holder" shall mean the Stockholder, so long as it holds Registrable Securities, and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with
     Section 9 hereof.

        "Registrable Securities" shall mean the Conversion Stock and any Common Stock of the Company issued or issuable in respect of the Conversion Stock, upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities if (A) they have been sold to or through a broker, dealer, or underwriter in a public distribution or a public securities transaction, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto were or could have been removed upon the consummation of such sale, or (C) in the case of a holder who then holds less than 1% of the outstanding Common Stock of the Company (assuming conversion of all securities convertible into Common Stock of the Company), such shares are, in the reasonable opinion of counsel for the Company, available for sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale.

        The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

        "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), and the reasonable fees and disbursements of one counsel for all Holders.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders.

                2.   Company Registration.

                (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction or (iii) any other registration that is not in the reasonable determination of the Company appropriate for the registration of Registrable Securities, the Company will:

                (A)  promptly give to each Holder written notice thereof; and

                (B) include in such registration (and any related qualification under blue sky laws or other compliance), in accordance with the Company's intended method of distribution of Common Stock pursuant to the registration statement relating thereto, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(a). In such event the right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement selected in customary form with the managing underwriter for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all holders thereof pro rata based on their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereto). If any Holder or holders would thus be entitled to include more securities than such

Holder or holder requested to be registered, the excess shall be allocated among other requesting Holders and holders pro rata in the manner described in the preceding sentence. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or any other holder proposing to distribute these securities through such underwriting to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

        (c) Right of Company to Terminate Registration. The Company shall have the right to terminate or withdraw without liability or penalty any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder (or other holder of securities entitled to inclusion in such registration has elected to include securities in such registration.

        3. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder; or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.

        4. Expense of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Section 2 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders or other holders registering securities shall be borne by the Holders or holders of such securities pro rata on the basis of the number of shares so registered.

        5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

         (a) Prepare and file with the Commission a registration statement with respect to such securities and exercise reasonable efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed; and


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